UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21593

Kayne Anderson MLP/Midstream Investment Company

(Exact name of registrant as specified in charter)

811 Main Street, 14th Floor, Houston, Texas	77002
(Address of principal executive offices)	(Zip code)

Jarvis V. Hollingsworth, Esq.

KA Fund Advisors, LLC, 811 Main Street, 14th Floor, Houston, Texas 77002

(Name and address of agent for service)

Registrant’s telephone number, including area code: (713) 493-2020

Date of fiscal year end: November 30, 2020

Date of reporting period: May 31, 2020

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The report of Kayne Anderson MLP/Midstream Investment Company (the “Registrant”) to stockholders for the semi-annual period ended May 31, 2020 is attached below.

Kayne Anderson

MLP/Midstream Investment Company

KYN Semi-Annual Report

May 31, 2020

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS:    This report of Kayne Anderson MLP/Midstream Investment Company (the “Company”) contains “forward-looking statements” as defined under the U.S. federal securities laws. Generally, the words “believe,” “expect,” “intend,” “estimate,” “anticipate,” “project,” “will” and similar expressions identify forward-looking statements, which generally are not historical in nature. Forward-looking statements are subject to certain risks and uncertainties that could cause actual results to materially differ from the Company’s historical experience and its present expectations or projections indicated in any forward-looking statements. These risks include, but are not limited to, changes in economic and political conditions; regulatory and legal changes; master limited partnership (“MLP”) industry risk; leverage risk; valuation risk; interest rate risk; tax risk; and other risks discussed in the Company’s filings with the Securities and Exchange Commission (“SEC”). You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. The Company undertakes no obligation to update or revise any forward-looking statements made herein. There is no assurance that the Company’s investment objectives will be attained.

All investments in securities involve risks, including the possible loss of principal. The value of an investment in the Company could be volatile, and you could suffer losses of some or a substantial portion of the amount invested. The Company’s concentration of investments in energy-related MLPs and midstream entities subjects it to the risks of MLPs, midstream entities and the energy sector, including the risks of declines in energy and commodity prices, decreases in energy demand, adverse weather conditions, natural or other disasters, changes in government regulation, and changes in tax laws. Leverage creates risks that may adversely affect return, including the likelihood of greater volatility of net asset value and market price of common shares and fluctuations in distribution rates, which increases a stockholder’s risk of loss.

Performance data quoted in this report represent past performance and are for the stated time period only. Past performance is not a guarantee of future results. Current performance may be lower or higher than that shown based on market fluctuations from the end of the reported period.

KAYNE ANDERSON MLP/MIDSTREAM INVESTMENT COMPANY

ADOPTION OF AN OPTIONAL DELIVERY METHOD FOR SHAREHOLDER REPORTS

Rule 30e-3 Notice

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of Kayne Anderson MLP/Midstream Investment Company’s (the “Company” or “KYN”) annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Company or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Company’s website (www.kaynefunds.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Company or your financial intermediary electronically by calling the Company at 1-877-657-3863 or contacting your financial intermediary.

You may elect to receive all future reports in paper free of charge. You can inform the Company or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by calling the Company at 1-877-657-3863 or contacting your financial intermediary. Your election to receive reports in paper will apply to all funds managed by KA Fund Advisors, LLC or held with your financial intermediary.

KAYNE ANDERSON MLP/MIDSTREAM INVESTMENT COMPANY

LETTER TO STOCKHOLDERS

July 28, 2020

Dear Stockholders:

First and foremost, we hope that you and your families are safe and healthy during this challenging time. Topics covered in this quarterly update include an overview of the Strategic Update we announced yesterday, an update on market conditions, and commentary on KYN’s current leverage levels. We also encourage investors to listen to the podcast we recently posted to our website, which provides more detail on the Strategic Update.

Strategic Update

Yesterday, we announced that KYN is changing its name to “Kayne Anderson Energy Infrastructure Fund, Inc.” and expanding its focus areas within energy infrastructure to include portfolio allocations to renewable infrastructure companies and utilities. We believe the energy sector is in the early stages of an important transformation as countries around the globe seek to reduce carbon emissions and transition to a more sustainable mix of lower carbon and renewable energy sources. We support this transition and believe it will have a profound impact on the energy infrastructure sector for decades to come. Further, we are very enthusiastic about the resulting investment opportunities within the renewable and utility sectors and excited about how these investments will complement KYN’s midstream holdings.

The changes we announced are designed to ensure the Company has the ability to capitalize on the energy transition. While we continue to believe the Company’s core midstream holdings will generate attractive returns, KYN’s management and its Board of Directors believe these changes are needed to give the Company sufficient flexibility to invest across the full spectrum of North American energy infrastructure.

KYN plans to seek shareholder approval this fall to modify its investment objective, which currently requires at least 85% of the Company’s assets to be invested in MLPs and other Midstream Energy Companies (please see page 6 in this Semi-Annual Report for additional details). KYN expects to mail a proxy statement to its stockholders in early September. This proxy statement will include information on the special meeting, the proposal to change the Company’s investment objective, and the process for voting on this proposal.

Market Conditions

The COVID-19 pandemic continues to affect millions of people across the world and have a material impact on the global economy. Governments (and their central banks) have responded to this pandemic with significant fiscal and monetary stimulus programs in an effort to limit the financial and economic fallout from the virus. While we remain optimistic these efforts will eventually prove successful, it is challenging to predict when economic activity levels will begin to normalize given the continued spread of the virus within the U.S. and other major economies across the globe.

The broader equity markets have recovered over the last three months from their extreme weakness during March. As of July 24th, the S&P 500 Index is trading at 3,216, which is near an all-time high and 44% higher than its lows during March. The VIX, which is a widely followed measure of expected volatility for the S&P 500 Index, closed at 25.8 as of the same date. While this index is above its five-year average level, it is well below the highs seen during March. The Alerian MLP Index, which is comprised of midstream MLPs, closed at 129 on July 24th, approximately 83% above its March lows.

KAYNE ANDERSON MLP/MIDSTREAM INVESTMENT COMPANY

LETTER TO STOCKHOLDERS

Crude oil prices, which declined by over 50% during March and April, have steadily recovered over the last three months. Production cuts by OPEC, combined with economic curtailments and an aggressive reduction in domestic energy companies’ drilling activity, have improved the supply/demand imbalance. We expect economic activity levels to continue to slowly recover during the last five months of 2020, with global demand for crude oil increasing in lockstep with the economic recovery. That said, we are cognizant of the risks to this outlook as governments and businesses wrestle with the pace of re-opening and the potential for setbacks that might include reinstating “shelter in place” directives in certain circumstances. It is fair to say that an unprecedented level of uncertainty still exists regarding the pace and magnitude of the expected economic recovery.

While it is easy to be cautious about the energy sector in the current environment – and we certainly believe the industry will have its fair share of challenges over the next 12 to 24 months – energy and the infrastructure assets that facilitate its movement from the producer to the end user will continue to be an indispensable part of the global economy. Additionally, we believe current valuations for the midstream sector contemplate an overly bearish outlook. The impact of the COVID-19 pandemic will almost certainly spill over into 2021, but it will eventually prove to be a transitory event, in our opinion.

As mentioned in last quarter’s update, midstream energy companies have responded to the challenging conditions by reducing spending levels, bolstering liquidity, and – in certain instances – reducing distribution levels. Generally speaking, we think most companies have responded prudently to these extraordinary market conditions. We continue to encourage companies to take all necessary steps to ensure they have the financial wherewithal to survive this downturn.

Over the next two weeks, most of the midstream sector will report second quarter financial results. We are very interested in learning how these companies’ operations performed during the second quarter. We are equally interested in hearing about their outlooks for the remainder of the year. We continue to believe investors will reward companies that show capital discipline and a clear path to consistently generating free cash flow.

KYN’s portfolio is weighted towards large, diversified midstream energy companies, which we believe are best situated to weather this storm. Importantly, our expected returns for KYN’s midstream holdings do not hinge on material increases in domestic production levels. We believe the sector’s ability to generate attractive free cash flow levels will ultimately resonate with investors.

As discussed in our Strategic Update podcast, we have begun to increase KYN’s holdings in renewable infrastructure companies and utilities (approximately 9% of the portfolio as of July 24th). We are very excited about these sectors and believe KYN’s investors will benefit from the added diversity. In our opinion, these companies have compelling investment attributes, including lower volatility and correlation to the broader equity markets, contracted/regulated cash flows, and multi-year growth visibility.

Current Leverage Levels

In response to the market volatility earlier this year, the Company proactively took steps beginning in March to reduce leverage levels. In late April, the Company announced that it had reduced leverage by approximately $600 million, or 60%, from February levels. Management believes the actions it took minimized prepayment penalties associated with its reduction in leverage and, as a result, maximized shareholder value in conjunction with executing this plan.

KAYNE ANDERSON MLP/MIDSTREAM INVESTMENT COMPANY

LETTER TO STOCKHOLDERS

Currently, leverage is 31% of the Company’s total assets, and KYN is in compliance with all the applicable 1940 Act leverage tests as well as the covenants on its debt agreements and terms of its preferred stock. Management will continue to prudently manage the Company’s leverage levels and respond to changing market conditions as appropriate.

Please visit our website at www.kaynefunds.com for more information about the Company. We also encourage investors to listen to our podcasts posted within the “Insights” page on our website for our most current outlook regarding the Company’s performance and key industry trends. We appreciate your investment in KYN and look forward to providing future updates.

KA Fund Advisors, LLC

KAYNE ANDERSON MLP/MIDSTREAM INVESTMENT COMPANY

PORTFOLIO SUMMARY

(UNAUDITED)

Portfolio of Long-Term Investments by Category

May 31, 2020	November 30, 2019

Top 10 Holdings by Issuer

		Percent of Long-Term Investments as of
Holding	Category	May 31, 2020	November 30, 2019

1. MPLX LP(1)	Midstream MLP	12.6%	7.9%

2. Enterprise Products Partners L.P.	Midstream MLP	12.5	14.3

3. Energy Transfer LP	Midstream MLP	9.9	9.9

4. The Williams Companies, Inc.	Midstream Company	9.5	8.5

5. Magellan Midstream Partners, L.P.	Midstream MLP	6.0	6.6

6. Plains All American Pipeline, L.P.(2)	Midstream MLP	5.9	4.8

7. Targa Resources Corp.	Midstream Company	5.4	4.5

8. Shell Midstream Partners, L.P.	Midstream MLP	4.8	4.4

9. Phillips 66 Partners LP	Midstream MLP	4.6	3.1

10. EQM Midstream Partners, LP(3)	Midstream MLP	4.1	2.3

(1)	Includes our ownership of common and preferred units.

(2)

Does not include our ownership of Plains AAP, L.P. (“PAGP-AAP”). On a combined basis, our holdings in Plains All American Pipeline, L.P. (“PAA”) and PAGP-AAP were 7.2% of long-term investments as of May 31, 2020 and 5.7% as of November 30, 2019, respectively.

(3)	Includes our ownership of preferred units and debt securities.

KAYNE ANDERSON MLP/MIDSTREAM INVESTMENT COMPANY

MANAGEMENT DISCUSSION

(UNAUDITED)

Company Overview

Kayne Anderson MLP/Midstream Investment Company (the “Company” or “KYN”) is a non-diversified, closed-end fund that commenced operations in September 2004. Our investment objective is to obtain a high after-tax total return by investing at least 85% of our total assets in energy-related master limited partnerships and their affiliates (“MLPs”) and in other companies that operate assets used in the gathering, transporting, processing, storing, refining, distributing, mining or marketing of natural gas, natural gas liquids, crude oil, refined petroleum products or coal (collectively with MLPs, “Midstream Energy Companies”). Throughout this report we will refer to “Midstream Companies”, which we consider to be companies that own and operate midstream assets and are not treated as partnerships for federal income tax purposes.

As of May 31, 2020, we had total assets of $1.3 billion, net assets applicable to our common stockholders of $894 million (net asset value of $7.07 per share), and 126.4 million shares of common stock outstanding.

Our investments are principally in equity securities issued by Midstream Energy Companies. We may invest in debt securities of Midstream Energy Companies as well as equity and debt securities of other energy companies. As of May 31, 2020, we held $1.2 billion in equity investments and $12 million in debt investments.

Recent Events

On July 27, 2020, we announced that our Board of Directors has approved a proposal to change KYN’s name to Kayne Anderson Energy Infrastructure Fund, Inc. The Board of Directors also approved a change to our investment objective, as described below. This investment objective is a fundamental policy and any modifications require shareholder approval. Management and the Board of Directors believe these changes are needed to give KYN sufficient flexibility to invest across the full spectrum of North American energy infrastructure.

In addition to modifying the Company’s investment objective, KYN’s Board of Directors approved changes to certain non-fundamental investment policies, including a requirement that KYN invest at least 80% of its total assets in securities of energy infrastructure companies. Please see page 44 for notice of these changes. KYN’s name change and the non-fundamental investment policy changes do not require shareholder approval and will become effective upon 60 days’ written notice to stockholders, which is expected to be on or about September 28, 2020.

We expect to mail a proxy statement to stockholders in early September. This proxy statement will include information on the special meeting, the proposal to change KYN’s investment objective, and the process for voting on this proposal.

Current Investment Objective	Proposed Investment Objective
To obtain a high after-tax total return by investing at least 85% of our total assets in public and private investments in MLPs and other Midstream Energy Companies.	To provide a high after-tax total return with an emphasis on making cash distributions to stockholders.

Under its proposed investment objective and updated investment policies, KYN will focus on investments in North American energy infrastructure, including midstream energy companies, renewable infrastructure companies, and utilities. Until the change to KYN’s investment objective is approved by stockholders, KYN will continue to make investments in accordance with its current investment objective and investment policies.

KAYNE ANDERSON MLP/MIDSTREAM INVESTMENT COMPANY

MANAGEMENT DISCUSSION

(UNAUDITED)

On June 30, 2020, we announced that as part of a succession plan previously announced, Kevin S. McCarthy has stepped down as Chairman of the Company’s Board of Directors. Additionally, KYN has appointed Michael J. Levitt, chief executive officer of Kayne Anderson Capital Advisors, L.P. (“KACALP”), the managing member of KAFA, as a director and James C. Baker, president and chief executive officer of KYN, as Chairman of the Board of Directors.

Results of Operations — For the Three Months Ended May 31, 2020

Investment Loss.    Investment loss totaled $5.7 million for the quarter. We received $33.3 million of dividends and distributions, of which $37.7 million was treated as return of capital and $1.3 million was treated as distributions in excess of cost basis. Return of capital was increased by $8.6 million during the quarter due to 2019 tax reporting information that we received in fiscal 2020.

Operating Expenses.    Operating expenses totaled $26.5 million, including $6.8 million of net investment management fees, $12.7 million of interest expense, $6.3 million of preferred stock distributions and $0.7 million of other operating expenses. Interest expense for the quarter includes $6.4 million of prepayment penalties and $0.6 million of breakage fees associated with the redemptions of senior unsecured notes (“Notes”) and the repayment of our term loan during the quarter. Interest expense also includes $1.5 million of non-cash write-off, and $0.4 million of non-cash amortization, of debt issuance costs. Preferred stock distributions include $1.2 million of prepayment penalties associated with the redemption of mandatory redeemable preferred shares (“MRP Shares”) and $1.0 million of non-cash write-off, and $0.2 million of non-cash amortization, of offering costs.

Net Investment Loss.    Our net investment loss totaled $27.3 million and included a current tax benefit of $2.8 and a deferred tax benefit of $2.1 million.

Net Realized Losses.    We had net realized losses from our investments of $193.4 million, consisting of realized losses from long term investments of $238.1 million, a current tax benefit of $20.9 and a deferred tax benefit of $23.8 million.

Net Change in Unrealized Gains.    We had a net decrease in our unrealized gains of $368.6 million. The net change consisted of a $444.6 million decrease in unrealized gains on investments and a deferred tax benefit of $76.0 million.

Net Decrease in Net Assets Resulting from Operations.    As a result of the above, we had a net decrease in net assets resulting from operations of $589.3 million.

Distributions to Common Stockholders

Net distributable income (“NDI”) is the amount of income received by us from our portfolio investments less operating expenses, subject to certain adjustments as described below. Our distributions have been funded generally by NDI and it is one of several items considered by our Board of Directors in setting our distribution to common stockholders. NDI is not a financial measure under the accounting principles generally accepted in the United States of America (“GAAP”). Refer to the “Reconciliation of NDI to GAAP” section below for a reconciliation of this measure to our results reported under GAAP.

Income from portfolio investments includes (a) cash dividends and distributions, (b) paid-in-kind dividends received (i.e., stock dividends), (c) interest income from debt securities and commitment fees from private investments in public equity (“PIPE investments”) and (d) net premiums received from the sale of covered calls.

Operating expenses include (a) investment management fees paid to our investment adviser, (b) other expenses (mostly comprised of fees paid to other service providers), (c) interest expense and preferred stock distributions and (d) current and deferred income tax expense/benefit on net investment income/loss.

KAYNE ANDERSON MLP/MIDSTREAM INVESTMENT COMPANY

MANAGEMENT DISCUSSION

(UNAUDITED)

Net Distributable Income (NDI)

(amounts in millions, except for per share amounts)

Three Months Ended May 31, 2020
Distributions and Other Income from Investments
Dividends and Distributions	$33.3
Interest and Other Income	0.1

Total Distributions and Other Income from Investments	33.4
Expenses
Net Investment Management Fee	(6.8)
Other Expenses	(0.7)
Interest Expense(1)	(11.8)
Preferred Stock Distributions(2)	(5.1)
Income Tax Benefit, net(3)	4.9

Net Distributable Income (NDI)	$13.9

Weighted Shares Outstanding	126.4

NDI per Weighted Share Outstanding	$0.11

Adjusted NDI per Weighted Share Outstanding(4)(5)(6)	$0.17

(1)

Interest expense for the quarter includes $6.4 million of prepayment penalties associated with the redemption of Notes and $0.6 million of breakage fees associated with the repayment of our term loan during the quarter. Interest expense also includes $1.0 million of accelerated amortization of interest rate swap payments.

(2)	Preferred stock distributions include $1.2 million of prepayment penalties associated with the redemption of MRP Shares during the quarter.
(3)

The income tax benefit for the quarter includes a $1.9 million increase attributable to a change made to our return of capital estimate for fiscal 2019 (the “Return of Capital Adjustment”) as a result of tax reporting information related to fiscal 2019 received during fiscal 2020.

(4)	Adjusted NDI excludes distributions received from Rattler Midstream LP and Atlantica Sustainable Infrastructure plc in early March related to the first quarter of fiscal 2020 ($0.3 million).
(5)

Adjusted NDI excludes prepayment penalties, breakage fees and the accelerated amortization of interest rate swap payments associated with the redemption of Notes and MRP Shares and repayment of our term loan during the quarter ($9.2 million).

(6)

For purposes of calculating Adjusted NDI, the income tax benefit related to our Return of Capital Adjustment has been allocated equally to each quarter in 2020 ($1.9 million adjustment in aggregate; $0.5 million quarterly adjustment).

On June 8, 2020, KYN declared a quarterly distribution of $0.15 per common share for the second quarter. As previously announced in March, we plan to pay quarterly distributions to common stockholders in future periods (as opposed to monthly distributions), with the next distribution expected to be declared and paid in September 2020. Payment of future distributions is subject to the Board of Directors’ approval, as well as meeting the covenants of our debt agreements and terms of our preferred stock.

KAYNE ANDERSON MLP/MIDSTREAM INVESTMENT COMPANY

MANAGEMENT DISCUSSION

(UNAUDITED)

Reconciliation of NDI to GAAP

The difference between distributions and other income from investments in the NDI calculation and total investment income as reported in our Statement of Operations is reconciled as follows:

•

A significant portion of the cash distributions received from our investments is characterized as return of capital. For GAAP purposes, return of capital distributions are excluded from investment income, whereas the NDI calculation includes the return of capital portion of such distributions.

•

GAAP recognizes distributions received from our investments that exceed the cost basis of our securities to be realized gains and are therefore excluded from investment income, whereas the NDI calculation includes these distributions.

•

NDI includes the value of paid-in-kind dividends and distributions, whereas such amounts are not included as investment income for GAAP purposes, but rather are recorded as unrealized gains upon receipt.

•

NDI includes commitment fees from PIPE investments, whereas such amounts are generally not included in investment income for GAAP purposes, but rather are recorded as a reduction to the cost of the investment.

•

We may hold debt securities from time to time. Certain of our investments in debt securities may be purchased at a discount or premium to the par value of such security. When making such investments, we consider the security’s yield to maturity, which factors in the impact of such discount (or premium). Interest income reported under GAAP includes the non-cash accretion of the discount (or amortization of the premium) based on the effective interest method. When we calculate interest income for purposes of determining NDI, in order to better reflect the yield to maturity, the accretion of the discount (or amortization of the premium) is calculated on a straight-line basis to the earlier of the expected call date or the maturity of the debt security.

•

We may sell covered call option contracts to generate income or to reduce our ownership of certain securities that we hold. In some cases, we are able to repurchase these call option contracts at a price less than the call premium that we received, thereby generating a profit. The premium we receive from selling call options, less (i) the premium that we pay to repurchase such call option contracts and (ii) the amount by which the market price of an underlying security is above the strike price at the time a new call option is written (if any), is included in NDI. For GAAP purposes, premiums received from call option contracts sold are not included in investment income. See Note 2 — Significant Accounting Policies for the GAAP treatment of option contracts.

The treatment of expenses included in NDI also differs from what is reported in the Statement of Operations as follows:

•

The non-cash amortization or write-offs of capitalized debt issuance costs, premiums on newly issued debt and preferred stock offering costs related to our financings is included in interest expense and distributions on mandatory redeemable preferred stock for GAAP purposes, but is excluded from our calculation of NDI.

•

For GAAP purposes, offering costs incurred related to the issuance of common stock reduce paid-in capital when stock is issued. Certain costs related to registration statements or shelf offerings may be written off once the registration statement or prospectus’ usefulness has expired. The non-cash amortization or write-off of these offering costs is included in operating expense for GAAP purposes, but is excluded from our calculation of NDI.

KAYNE ANDERSON MLP/MIDSTREAM INVESTMENT COMPANY

MANAGEMENT DISCUSSION

(UNAUDITED)

•

NDI also includes recurring payments (or receipts) on interest rate swap contracts or the amortization of termination payments on interest rate swap contracts entered into in anticipation of an offering of Notes or MRP Shares. The termination payments on interest rate swap contracts are amortized over the term of the Notes or MRP Shares issued. For GAAP purposes, these amounts are included in the realized gains (losses) section of the Statement of Operations.

Liquidity and Capital Resources

At May 31, 2020, we had total leverage outstanding of $377 million, which represented 28% of total assets. Total leverage was comprised of $181 million of Notes and $196 million of MRP Shares. At May 31, 2020, we did not have any borrowings outstanding under our unsecured revolving credit facility (“Credit Facility”), and we had $59 million of cash and cash equivalents. As of July 24, 2020, we did not have any borrowings outstanding under our Credit Facility and we had $29 million of cash and cash equivalents.

During the quarter, in response to the unprecedented volatility in the equity prices of midstream companies, we took steps to proactively reduce leverage in order to comply with the covenants of our leverage agreements. In March, we repaid all $60 million of borrowings under our unsecured term loan and terminated this facility. During March, we also repaid $65 million of Notes. On April 24, 2020, as a part of a negotiated transaction with our note holders and preferred stock investors, we redeemed $350 million of Notes and $125 million of MRP Shares. In May 2020, we redeemed the remaining balance of our Series C MRP Shares ($21 million) at par. In total, since February 29, 2020, we have reduced leverage by $621 million (a 62% reduction). We believe the actions taken were done in a way that minimized prepayment penalties and maximized shareholder value.

On March 17, 2020, FitchRatings downgraded the ratings on our Notes from “AAA” to “A” and the ratings on our MRP Shares from “A” to “BBB” and placed all ratings on negative watch. As a result of the ratings action on our MRP Shares, the dividend rate for each series of MRP Shares outstanding increased by 2% per annum and will continue to be in effect for so long as such series is rated “BBB”. There was no impact to the interest rate on our Notes.

On April 14, 2020, we amended our Credit Facility, reducing the total commitment amount from $300 million to $225 million. The Credit Facility matures on February 8, 2021. The interest rate on borrowings under the Credit Facility may vary between LIBOR plus 1.30% and LIBOR plus 2.15%, depending on our asset coverage ratios. We pay a fee of 0.20% per annum on any unused amounts of the Credit Facility.

As of May 31, 2020, we had $181 million of Notes outstanding that mature between 2020 and 2025. As of this date, we had $196 of MRP Shares outstanding that are subject to mandatory redemption between 2021 and 2030. We expect to have sufficient borrowing capacity on our Credit Facility to refinance the $41 million of Notes and $51 million of MRP Shares that come due in fiscal 2020 and 2021.

At May 31, 2020, our asset coverage ratios under the Investment Company Act of 1940, as amended (“1940 Act”), were 702% for debt and 337% for total leverage (debt plus preferred stock). As of July 24, 2020, our asset coverage ratios were 647% for debt and 311% for total leverage. As of July 24, 2020, we were in compliance with all covenants of our debt agreements and the terms of our preferred stock.

Our target asset coverage ratio with respect to our debt is 400%. At times we may be above or below this target depending on market conditions as well as certain other factors, including our target total leverage asset coverage ratio of 300% and the basic maintenance amount as stated in our rating agency guidelines.

As of May 31, 2020, our total leverage consisted 100% of fixed rate obligations. At such date, the weighted average interest/dividend rate on our total leverage was 4.71%.

KAYNE ANDERSON MLP/MIDSTREAM INVESTMENT COMPANY

SCHEDULE OF INVESTMENTS

MAY 31, 2020

(amounts in 000’s)

(UNAUDITED)

Description	No. of Shares/Units	Value
Long-Term Investments — 140.0%
Equity Investments(1) — 138.6%
United States — 134.6%
Midstream MLP(2) — 102.8%
BP Midstream Partners LP	3,059	$38,265
Cheniere Energy Partners, L.P.	150	5,046
DCP Midstream, LP	1,041	11,447
Enable Midstream Partners, LP	362	1,506
Energy Transfer LP	15,133	123,482
Enterprise Products Partners L.P.	8,193	156,485
EQM Midstream Partners, LP — Convertible Preferred Units(3)(4)(5)(6)	1,025	48,165
Global Partners LP	1,078	10,999
Magellan Midstream Partners, L.P.	1,667	75,579
MPLX LP	4,581	86,996
MPLX LP — Convertible Preferred Units(4)(5)(7)	2,255	71,112
Noble Midstream Partners LP	1,348	13,032
Phillips 66 Partners LP	1,277	57,036
Plains All American Pipeline, L.P.(8)	7,626	73,972
Plains GP Holdings, L.P. — Plains AAP, L.P.(5)(8)(9)	1,622	16,206
Shell Midstream Partners, L.P.	4,495	60,639
TC PipeLines, LP	654	22,975
Western Midstream Partners, LP	5,005	46,750

		919,692

Midstream Company — 30.5%
Antero Midstream Corporation	1,883	9,000
Cheniere Energy, Inc.(10)	55	2,439
Kinder Morgan, Inc.	1,448	22,879
ONEOK, Inc.	1,295	47,526
Rattler Midstream LP	506	4,256
Targa Resources Corp.	3,804	68,059
The Williams Companies, Inc.	5,799	118,464

		272,623

Renewable Infrastructure Company/Utility — 1.3%
NextEra Energy, Inc.	11	2,811
NextEra Energy Partners, LP	87	4,462
Sempra Energy	32	4,042

		11,315

Total United States (Cost — $1,669,022)		1,203,630

Canada — 3.7%
Midstream Company — 2.9%
Enbridge Inc.	350	11,351
Pembina Pipeline Corporation	205	5,131
TC Energy Corporation	208	9,376

		25,858

See accompanying notes to financial statements.

KAYNE ANDERSON MLP/MIDSTREAM INVESTMENT COMPANY

SCHEDULE OF INVESTMENTS

MAY 31, 2020

(amounts in 000’s)

(UNAUDITED)

Description	No. of Shares/Units	Value
Renewable Infrastructure Company/Utility — 0.8%
Brookfield Renewable Partners L.P.	150	$7,328

Total Canada (Cost — $32,863)		33,186

United Kingdom — 0.3%
Renewable Infrastructure Company/Utility — 0.3%
Atlantica Sustainable Infrastructure plc (Cost — $3,038)	117	3,064

Total Equity Investments (Cost — $1,704,923)		1,239,880

	Interest Rate	Maturity Date	Principal Amount
Debt Instruments — 1.4%
United States — 1.4%
Midstream Company — 1.0%
Antero Midstream Corporation	5.375%	9/15/24	$2,451	2,047
Antero Midstream Corporation(5)	5.750	3/1/27	4,299	3,385
Antero Midstream Corporation(5)	5.750	1/15/28	4,141	3,237

				8,669

Midstream MLP — 0.4%
EQM Midstream Partners, LP	5.500	7/15/28	3,250	3,006
EQM Midstream Partners, LP	6.500	7/15/48	860	740

				3,746

Total Debt Investments (Cost — $12,330)				12,415

Total Long-Term Investments (Cost — $1,717,253)				1,252,295

			No. of Shares/Units
Short-Term Investment — Money Market Fund — 6.3%
JPMorgan 100% U.S. Treasury Securities Money Market Fund — Capital Shares, 0.14%(11) (Cost — $56,698)			56,698	56,698

Total Investments — 146.3% (Cost — $1,773,951)				1,308,993

Debt				(181,000)
Mandatory Redeemable Preferred Stock at Liquidation Value				(195,718)
Current Income Tax Asset, net				24,971
Deferred Income Tax Liability, net				(51,112)
Other Liabilities in Excess of Other Liabilities				(11,636)

Net Assets Applicable to Common Stockholders				$894,498

(1)	Unless otherwise noted, equity investments are common units/common shares.

(2)	Includes affiliates of master limited partnerships.

(3)

On June 17, 2020, Equitrans Midstream Corporation (“ETRN”) and EQM Midstream Partners, LP (“EQM”) completed their previously announced merger under which ETRN acquired all EQM common units in a stock-for-unit merger.

(4)	Fair valued security. See Notes 2 and 3 in Notes to Financial Statements.

See accompanying notes to financial statements.

KAYNE ANDERSON MLP/MIDSTREAM INVESTMENT COMPANY

SCHEDULE OF INVESTMENTS

MAY 31, 2020

(amounts in 000’s)

(UNAUDITED)

(5)

The Company’s ability to sell this security is subject to certain legal or contractual restrictions. As of May 31, the aggregate value of restricted securities held by the Company was $142,105 (10.6% of total assets), which included $22,828 of Level 2 securities and $119,277 of Level 3 securities. See Note 7 — Restricted Securities.

(6)

On April 10, 2019, the Company purchased, in a private placement, Series A Convertible Preferred Units (“EQM Convertible Preferred Units”) from EQM Midstream Partners, LP (“EQM”). The EQM Convertible Preferred Units are senior to the common units in terms of liquidation preference and priority of distributions and pay a quarterly distribution of $1.04 per unit (subject to an upward adjustment after five years). On June 17, 2020, ETRN and EQM completed their previously announced stock-for-unit merger. In connection with the merger, 539 of the EQM Convertible Preferred Units held by the Company were redeemed in cash at a redemption amount of 101% and the remaining units were exchanged for newly-issued ETRN Convertible Preferred Shares. These ETRN Convertible Preferred Shares will pay quarterly cash distributions based on an annual rate of 9.75% through March 31, 2024.

(7)

On May 13, 2016, the Company purchased, in a private placement, Series A Convertible Preferred Units (“MPLX Convertible Preferred Units”) from MPLX LP (“MPLX”). The MPLX Convertible Preferred Units are convertible on a one-for-one basis into common units of MPLX and are senior to the common units in terms of liquidation preference and priority of distributions. As of May 31, 2020, the MPLX Convertible Preferred Units pay a quarterly distribution of $0.6875 per unit.

(8)	The Company believes that it is an affiliate of Plains AAP, L.P. (“PAGP-AAP”) and Plains All American Pipeline, L.P. (“PAA”). See Note 5 — Agreements and Affiliations.

(9)

The Company’s ownership of PAGP-AAP is exchangeable on a one-for-one basis into either Plains GP Holdings, L.P. (“PAGP”) shares or PAA units at the Company’s option. The Company values its PAGP-AAP investment on an “as exchanged” basis based on the higher public market value of either PAGP or PAA. As of May 31, 2020, the Company’s PAGP-AAP investment is valued at PAGP’s closing price. See Notes 3 and 7 in Notes to Financial Statements.

(10)	Security is non-income producing.

(11)	The rate indicated is the yield as of May 31, 2020.

See accompanying notes to financial statements.

KAYNE ANDERSON MLP/MIDSTREAM INVESTMENT COMPANY

STATEMENT OF ASSETS AND LIABILITIES

MAY 31, 2020

(amounts in 000’s, except share and per share amounts)

(UNAUDITED)

ASSETS
Investments at fair value:
Non-affiliated (Cost — $1,608,734)	$1,162,117
Affiliated (Cost — $108,519)	90,178
Short-term investments (Cost — $56,698)	56,698
Cash	2,000
Deposits with brokers	257
Interest, dividends and distributions receivable (Cost — $508)	510
Current income tax asset, net	24,971
Deferred credit facility offering costs and other assets	1,209

Total Assets	1,337,940

LIABILITIES
Payable for securities purchased	5,139
Investment management fee payable	6,755
Accrued directors’ fees	191
Accrued expenses and other liabilities	5,980
Deferred income tax liability, net	51,112
Notes	181,000
Unamortized notes issuance costs	(446)
Mandatory redeemable preferred stock, $25.00 liquidation value per share (7,828,701 shares issued and outstanding)	195,718
Unamortized mandatory redeemable preferred stock issuance costs	(2,007)

Total Liabilities	443,442

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS	$894,498

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS CONSIST OF
Common stock, $0.001 par value (126,447,554 shares issued and outstanding, 192,171,299 shares authorized)	$126
Paid-in capital	1,937,430
Total distributable earnings (loss)	(1,043,058)

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS	$894,498

NET ASSET VALUE PER COMMON SHARE	$7.07

See accompanying notes to financial statements.

KAYNE ANDERSON MLP/MIDSTREAM INVESTMENT COMPANY

STATEMENT OF OPERATIONS

(amounts in 000’s)

(UNAUDITED)

	For the Three Months Ended May 31, 2020	For the Six Months Ended May 31, 2020
INVESTMENT INCOME
Income
Dividends and distributions:
Non-affiliated investments	$31,504	$89,898
Affiliated investments	1,665	5,223
Money market mutual funds	129	159

Total dividends and distributions (after foreign taxes withheld of $47 and $301, respectively)	33,298	95,280
Return of capital	(37,740)	(82,665)
Distributions in excess of cost basis	(1,300)	(7,435)

Net dividends and distributions	(5,742)	5,180

Interest income	48	56

Total Investment Income (loss)	(5,694)	5,236

Expenses
Investment management fees — before fee waiver	6,807	16,419
Administration fees	172	380
Directors’ fees	192	362
Professional fees	150	298
Reports to stockholders	54	131
Insurance	46	92
Stock exchange listing fees	39	79
Custodian fees	25	68
Other expenses	53	156

Total Expenses — before fee waiver, interest expense, preferred distributions and taxes	7,538	17,985
Investment management fee waiver	(53)	(106)
Interest expense including amortization of offering costs	12,649	19,226
Distributions on mandatory redeemable preferred stock including amortization of offering costs	6,326	9,663

Total Expenses — before taxes	26,460	46,768

Net Investment Loss — Before Taxes	(32,154)	(41,532)
Current income tax benefit	2,784	2,784
Deferred income tax benefit	2,066	3,765

Net Investment Loss	(27,304)	(34,983)

REALIZED AND UNREALIZED GAINS (LOSSES)
Net Realized Gains (Losses)
Investments — non-affiliated	(244,022)	(265,558)
Investments — affiliated	5,882	7,410
Foreign currency transactions	(10)	(19)
Current income tax benefit	20,949	20,949
Deferred income tax benefit	23,789	28,336

Net Realized Losses	(193,412)	(208,882)

Net Change in Unrealized Gains (Losses)
Investments — non-affiliated	(402,076)	(611,199)
Investments — affiliated	(42,548)	(77,682)
Foreign currency translations	10	3
Deferred income tax benefit	76,029	131,509

Net Change in Unrealized Losses	(368,585)	(557,369)

Net Realized and Unrealized Losses	(561,997)	(766,251)

NET DECREASE IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS RESULTING FROM OPERATIONS	$(589,301)	$(801,234)

See accompanying notes to financial statements.

KAYNE ANDERSON MLP/MIDSTREAM INVESTMENT COMPANY

STATEMENT OF CHANGES IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS

(amounts in 000’s, except share amounts)

	For the Six Months Ended May 31, 2020 (Unaudited)		For the Fiscal Year Ended November 30, 2019
OPERATIONS
Net investment loss, net of tax(1)	$(34,983)		$(33,049)
Net realized gains (losses), net of tax	(208,882)		120,232
Net change in unrealized losses, net of tax	(557,369)		(214,228)

Net Decrease in Net Assets Resulting from Operations	(801,234)		(127,045)

DIVIDENDS AND DISTRIBUTIONS TO COMMON STOCKHOLDERS(1)
Dividends	—	(2)	—
Distributions — return of capital	(60,655	)(2)	(185,695)

Dividends and Distributions to Common Stockholders	(60,655)		(185,695)

CAPITAL STOCK TRANSACTIONS
Issuance of 110,440 and 134,160 shares of common stock from reinvestment of dividends and distributions	1,171		1,687

Total Decrease in Net Assets Applicable to Common Stockholders	(860,718)		(311,053)

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS
Beginning of period	1,755,216		2,066,269

End of period	$894,498		$1,755,216

(1)

Distributions on the Company’s mandatory redeemable preferred stock (“MRP Shares”) are treated as an operating expense under GAAP and are included in the calculation of net investment loss. See Note 2 — Significant Accounting Policies.

(2)

The characterization of the distributions paid to common stockholders for the six months ended May 31, 2020 as either dividends (eligible to be treated as qualified dividend income) or distributions (return of capital) is based solely on the Company’s operating results during the period and does not reflect the expected results during the remainder of the fiscal year. The actual characterization of the common stock distributions made during the period will not be determinable until after the end of the fiscal year when the Company can determine its earnings and profits. Therefore, the characterization may differ from the preliminary estimates.

See accompanying notes to financial statements.

KAYNE ANDERSON MLP/MIDSTREAM INVESTMENT COMPANY

STATEMENT OF CASH FLOWS

FOR THE SIX MONTHS ENDED MAY 31, 2020

(amounts in 000’s)

(UNAUDITED)

CASH FLOWS FROM OPERATING ACTIVITIES
Net decrease in net assets resulting from operations	$(801,234)
Adjustments to reconcile net decrease in net assets resulting from operations to net cash provided by operating activities:
Return of capital distributions	82,665
Distributions in excess of cost basis	7,435
Net realized losses (excluding foreign currency transactions)	258,148
Net change in unrealized gains and losses (excluding foreign currency translations)	688,881
Accretion of bond discounts, net	(15)
Purchase of long-term investments	(180,673)
Proceeds from sale of long-term investments	888,026
Purchase of short-term investments, net	(55,348)
Increase in deposits with brokers	(1)
Decrease in dividends and distributions receivable	326
Increase in current income tax asset	(24,971)
Amortization of deferred debt offering costs	2,365
Amortization of mandatory redeemable preferred stock offering costs	1,415
Increase in other assets	(56)
Increase in payable for securities purchased	5,139
Decrease in investment management fee payable	(4,020)
Increase in accrued directors’ fees	17
Decrease in accrued expenses and other liabilities	(6,684)
Decrease in current income tax liability	(2,737)
Decrease in deferred income tax liability	(163,610)

Net Cash Provided by Operating Activities	695,068

CASH FLOWS FROM FINANCING ACTIVITIES
Decrease in borrowings under credit facility	(35,000)
Costs associated with renewal of credit facility	(1,154)
Decrease in borrowings under term loan	(60,000)
Costs associated with amendment of term loan	(56)
Redemption of notes	(415,000)
Costs associated with redemption of notes	(458)
Proceeds from offering of mandatory redeemable preferred stock	175,000
Redemption of mandatory redeemable preferred stock	(296,282)
Costs associated with offering/redemption of mandatory redeemable preferred stock	(2,634)
Cash distributions paid to common stockholders	(59,484)

Net Cash Used in Financing Activities	(695,068)

NET CHANGE IN CASH	—
CASH — BEGINNING OF PERIOD	2,000

CASH — END OF PERIOD	$2,000

Supplemental disclosure of cash flow information:

Non-cash financing activities not included herein consisted of the reinvestment of distributions pursuant to the Company’s dividend reinvestment plan of $1,171.

During the six months ended May 31, 2020, interest and redemption premiums paid related to debt obligations were $23,660 and income tax paid was $3,975 (net of refunds).

See accompanying notes to financial statements.

KAYNE ANDERSON MLP/MIDSTREAM INVESTMENT COMPANY

FINANCIAL HIGHLIGHTS

(amounts in 000’s, except share and per share amounts)

	For the Six Months Ended May 31, 2020 (Unaudited)		For the Fiscal Year Ended November 30,
			2019	2018		2017
Per Share of Common Stock(1)
Net asset value, beginning of period	$13.89		$16.37	$15.90		$19.18
Net investment income (loss)(2)	(0.28)		(0.26)	(0.45)		(0.45)
Net realized and unrealized gain (loss)	(6.06)		(0.75)	2.74		(0.92)

Total income (loss) from operations	(6.34)		(1.01)	2.29		(1.37)

Common dividends(3)	—		—	(1.80)		(0.53)
Common distributions — return of capital(3)	(0.48)		(1.47)	—		(1.37)

Total dividends and distributions — common	(0.48)		(1.47)	(1.80)		(1.90)

Offering expenses associated with the issuance of common stock	—		—	(0.01	)(4)	—
Effect of issuance of common stock	—		—	—		—
Effect of shares issued in reinvestment of distributions	—		—	(0.01)		(0.01)

Total capital stock transactions	—		—	(0.02)		(0.01)

Net asset value, end of period	$7.07		$13.89	$16.37		$15.90

Market value per share of common stock, end of period	$5.87		$12.55	$15.85		$15.32

Total investment return based on common stock market value(5)	(50.8	)%(6)	(12.4)%	14.8%		(13.8)%
Total investment return based on net asset value(7)	(46.5	)%(6)	(6.1)%	14.2%		(8.0)%
Supplemental Data and Ratios(8)
Net assets applicable to common stockholders, end of period	$894,498		$1,755,216	$2,066,269		$1,826,173
Ratio of expenses to average net assets
Management fees (net of fee waiver)	2.5%		2.3%	2.3%		2.5%
Other expenses	0.2		0.1	0.2		0.1

Subtotal	2.7		2.4	2.5		2.6
Interest expense and distributions on mandatory redeemable preferred stock(2)	3.6	(9)	2.1	1.9		2.0
Income tax expense(10)	—		—	—		—

Total expenses	6.3%		4.5%	4.4%		4.6%

Ratio of net investment income (loss) to average net assets(2)	(4.5	)%(9)	(1.6)%	(2.5)%		(2.4)%
Net increase (decrease) in net assets to common stockholders resulting from operations to average net assets	(61.0	)%(6)	(6.3)%	10.8%		(7.5)%
Portfolio turnover rate	8.4	%(6)	22.0%	25.8%		17.6%
Average net assets	$1,313,042		$2,032,591	$2,127,407		$2,128,965
Notes outstanding, end of period(11)	$181,000		$596,000	$716,000		$747,000
Borrowings under credit facilities, end of period(11)	$—		$35,000	$39,000		$—
Term loan outstanding, end of period(11)	$—		$60,000	$60,000		$—
Mandatory redeemable preferred stock, end of period(11)	$195,718		$317,000	$317,000		$292,000
Average shares of common stock outstanding	126,393,843		126,326,087	118,725,060		114,292,056
Asset coverage of total debt(12)	702.3%		399.9%	392.4%		383.6%
Asset coverage of total leverage (debt and preferred stock)(13)	337.4%		274.1%	282.5%		275.8%
Average amount of borrowings per share of common stock during the period(1)	$4.30		$6.09	$6.52		$7.03

See accompanying notes to financial statements.

KAYNE ANDERSON MLP/MIDSTREAM INVESTMENT COMPANY

FINANCIAL HIGHLIGHTS

(amounts in 000’s, except share and per share amounts)

	For the Fiscal Year Ended November 30,
	2016	2015	2014	2013
Per Share of Common Stock(1)
Net asset value, beginning of period	$19.20	$36.71	$34.30	$28.51
Net investment income (loss)(2)	(0.61)	(0.53)	(0.76)	(0.73)
Net realized and unrealized gain (loss)	2.80	(14.39)	5.64	8.72

Total income (loss) from operations	2.19	(14.92)	4.88	7.99

Common dividends(3)	—	(2.15)	(2.28)	(1.54)
Common distributions — return of capital(3)	(2.20)	(0.48)	(0.25)	(0.75)

Total dividends and distributions — common	(2.20)	(2.63)	(2.53)	(2.29)

Offering expenses associated with the issuance of common stock	—	—	—	—
Effect of issuance of common stock	—	0.03	0.06	0.09
Effect of shares issued in reinvestment of distributions	(0.01)	0.01	—	—

Total capital stock transactions	(0.01)	0.04	0.06	0.09

Net asset value, end of period	$19.18	$19.20	$36.71	$34.30

Market value per share of common stock, end of period	$19.72	$18.23	$38.14	$37.23

Total investment return based on common stock market value(5)	24.1%	(47.7)%	9.9%	28.2%
Total investment return based on net asset value(7)	14.6%	(42.8)%	14.8%	29.0%
Supplemental Data and Ratios(8)
Net assets applicable to common stockholders, end of period	$2,180,781	$2,141,602	$4,026,822	$3,443,916
Ratio of expenses to average net assets
Management fees (net of fee waiver)	2.5%	2.6%	2.4%	2.4%
Other expenses	0.2	0.1	0.1	0.1

Subtotal	2.7	2.7	2.5	2.5
Interest expense and distributions on mandatory redeemable preferred stock(2)	2.8	2.4	1.8	2.1
Income tax expense(10)	7.9	—	8.3	14.4

Total expenses	13.4%	5.1%	12.6%	19.0%

Ratio of net investment income (loss) to average net assets(2)	(3.4)%	(1.8)%	(2.0)%	(2.3)%
Net increase (decrease) in net assets to common stockholders resulting from operations to average net assets	12.5%	(51.7)%	13.2%	24.3%
Portfolio turnover rate	14.5%	17.1%	17.6%	21.2%
Average net assets	$2,031,206	$3,195,445	$3,967,458	$3,027,563
Notes outstanding, end of period(11)	$767,000	$1,031,000	$1,435,000	$1,175,000
Borrowings under credit facilities, end of period(11)	$43,000	$—	$51,000	$69,000
Term loan outstanding, end of period(11)	$—	$—	$—	$—
Mandatory redeemable preferred stock, end of period(11)	$300,000	$464,000	$524,000	$449,000
Average shares of common stock outstanding	112,967,480	110,809,350	107,305,514	94,658,194
Asset coverage of total debt(12)	406.3%	352.7%	406.2%	412.9%
Asset coverage of total leverage (debt and preferred stock)(13)	296.5%	243.3%	300.3%	303.4%
Average amount of borrowings per share of common stock during the period(1)	$7.06	$11.95	$13.23	$11.70

See accompanying notes to financial statements.

KAYNE ANDERSON MLP/MIDSTREAM INVESTMENT COMPANY

FINANCIAL HIGHLIGHTS

(amounts in 000’s, except share and per share amounts)

	For the Fiscal Year Ended November 30,
	2012	2011	2010
Per Share of Common Stock(1)
Net asset value, beginning of period	$27.01	$26.67	$20.13
Net investment income (loss)(2)	(0.71)	(0.69)	(0.44)
Net realized and unrealized gain (loss)	4.27	2.91	8.72

Total income (loss) from operations	3.56	2.22	8.28

Common dividends(3)	(1.54)	(1.26)	(0.84)
Common distributions — return of capital(3)	(0.55)	(0.72)	(1.08)

Total dividends and distributions — common	(2.09)	(1.98)	(1.92)

Offering expenses associated with the issuance of common stock	—	—	—
Effect of issuance of common stock	0.02	0.09	0.16
Effect of shares issued in reinvestment of distributions	0.01	0.01	0.02

Total capital stock transactions	0.03	0.10	0.18

Net asset value, end of period	$28.51	$27.01	$26.67

Market value per share of common stock, end of period	$31.13	$28.03	$28.49

Total investment return based on common stock market value(5)	19.3%	5.6%	26.0%
Total investment return based on net asset value(7)	13.4%	8.7%	43.2%
Supplemental Data and Ratios(8)
Net assets applicable to common stockholders, end of period	$2,520,821	$2,029,603	$1,825,891
Ratio of expenses to average net assets
Management fees (net of fee waiver)	2.4%	2.4%	2.1%
Other expenses	0.2	0.2	0.2

Subtotal	2.6	2.6	2.3
Interest expense and distributions on mandatory redeemable preferred stock(2)	2.4	2.3	1.9
Income tax expense(10)	7.2	4.8	20.5

Total expenses	12.2%	9.7%	24.7%

Ratio of net investment income (loss) to average net assets(2)	(2.5)%	(2.5)%	(1.8)%
Net increase (decrease) in net assets to common stockholders resulting from operations to average net assets	11.6%	7.7%	34.6%
Portfolio turnover rate	20.4%	22.3%	18.7%
Average net assets	$2,346,249	$1,971,469	$1,432,266
Notes outstanding, end of period(11)	$890,000	$775,000	$620,000
Borrowings under credit facilities, end of period(11)	$19,000	$—	$—
Term loan outstanding, end of period(11)	$—	$—	$—
Mandatory redeemable preferred stock, end of period(11)	$374,000	$260,000	$160,000
Average shares of common stock outstanding	82,809,687	72,661,162	60,762,952
Asset coverage of total debt(12)	418.5%	395.4%	420.3%
Asset coverage of total leverage (debt and preferred stock)(13)	296.5%	296.1%	334.1%
Average amount of borrowings per share of common stock during the period(1)	$10.80	$10.09	$7.70

See accompanying notes to financial statements.

KAYNE ANDERSON MLP/MIDSTREAM INVESTMENT COMPANY

FINANCIAL HIGHLIGHTS

(amounts in 000’s, except share and per share amounts)

(1)	Based on average shares of common stock outstanding.

(2)

Distributions on the Company’s MRP Shares are treated as an operating expense under GAAP and are included in the calculation of net investment income (loss). See Note 2 — Significant Accounting Policies.

(3)

The characterization of the distributions paid for the six months ended May 31, 2020 is based solely on the Company’s operating results during the period and does not reflect the expected results during the remainder of the fiscal year. The actual characterization of the distributions made during the period will not be determinable until after the end of the fiscal year when the Company can determine its earnings and profits. Therefore, the characterization may differ from the preliminary estimates. The information presented for each of the other periods is a characterization of the total distributions paid to common stockholders as either a dividend (eligible to be treated as qualified dividend income) or a distribution (return of capital) and is based on the Company’s earnings and profits.

(4)	Represents offering costs incurred in connection with the merger of Kayne Anderson Energy Development Company.

(5)

Total investment return based on market value is calculated assuming a purchase of common stock at the market price on the first day and a sale at the current market price on the last day of the period reported. The calculation also assumes reinvestment of distributions at actual prices pursuant to the Company’s dividend reinvestment plan.

(6)	Not annualized.

(7)

Total investment return based on net asset value is calculated assuming a purchase of common stock at the net asset value on the first day and a sale at the net asset value on the last day of the period reported. The calculation also assumes reinvestment of distributions at actual prices pursuant to the Company’s dividend reinvestment plan.

(8)	Unless otherwise noted, ratios are annualized.
(9)

For the purpose of annualizing these ratios, make whole premiums and the write-off of issuance costs related to the redemption of Notes and MRP Shares and repayment of the Term Loan have not been annualized.

(10)

For the six months ended May 31, 2020, and for the fiscal years ended November 30, 2019, 2018, 2017 and 2015, the Company reported an income tax benefit of $187,343 (14.3% of average net assets), $43,357 (2.1% of average net assets), $175,827 (8.3% of average net assets), $86,746 (4.1% of average net assets) and $980,647 (30.7% of average net assets), respectively. The income tax expense is assumed to be 0% because the Company reported a net deferred income tax benefit during the period.

(11)	Principal/liquidation value.

(12)

Calculated pursuant to section 18(a)(1)(A) of the 1940 Act. Represents the value of total assets less all liabilities not represented by Notes (principal value) or any other senior securities representing indebtedness and MRP Shares (liquidation value) divided by the aggregate amount of Notes and any other senior securities representing indebtedness. Under the 1940 Act, the Company may not declare or make any distribution on its common stock nor can it incur additional indebtedness if, at the time of such declaration or incurrence, its asset coverage with respect to senior securities representing indebtedness would be less than 300%.

See accompanying notes to financial statements.

KAYNE ANDERSON MLP/MIDSTREAM INVESTMENT COMPANY

FINANCIAL HIGHLIGHTS

(amounts in 000’s, except share and per share amounts)

(13)

Calculated pursuant to section 18(a)(2)(A) of the 1940 Act. Represents the value of total assets less all liabilities not represented by Notes (principal value), any other senior securities representing indebtedness and MRP Shares (liquidation value) divided by the aggregate amount of Notes, any other senior securities representing indebtedness and MRP Shares. Under the 1940 Act, the Company may not declare or make any distribution on its common stock nor can it issue additional preferred stock if at the time of such declaration or issuance, its asset coverage with respect to all senior securities would be less than 200%. In addition to the limitations under the 1940 Act, the Company, under the terms of its MRP Shares, would not be able to declare or pay any distributions on its common stock if such declaration would cause its asset coverage with respect to all senior securities to be less than 225%.

See accompanying notes to financial statements.

KAYNE ANDERSON MLP/MIDSTREAM INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

1.	Organization

Kayne Anderson MLP/Midstream Investment Company (the “Company” or “KYN”) was organized as a Maryland corporation on June 4, 2004, and is a non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Company’s investment objective is to obtain a high after-tax total return by investing at least 85% of its total assets in energy-related partnerships and their affiliates (collectively, “master limited partnerships” or “MLPs”), and in other companies that, as their principal business, operate assets used in the gathering, transporting, processing, storing, refining, distributing, mining or marketing of natural gas, natural gas liquids, crude oil, refined petroleum products or coal (collectively with MLPs, “Midstream Energy Companies”). In this report, the term “Midstream Companies” refers to companies that own and operate midstream assets and are not treated as partnerships for federal income tax purposes. The Company commenced operations on September 28, 2004. The Company’s shares of common stock are listed on the New York Stock Exchange, Inc. (“NYSE”) under the symbol “KYN.”

On August 6, 2018, KYN completed its merger with Kayne Anderson Energy Development Company (“KED”). Pursuant to the terms of the merger agreement approved by stockholders of KED, KYN acquired all of the net assets of KED in exchange for an equal net asset value of newly issued KYN common stock. The merger qualified as a tax-free reorganization under Section 368(a) of the Internal Revenue Code.

2.	Significant Accounting Policies

The following is a summary of the significant accounting policies that the Company uses to prepare its financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”). The Company is an investment company and follows accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 946 — “Financial Services — Investment Companies.”

A. Use of Estimates — The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Actual results could differ materially from those estimates.

B. Cash and Cash Equivalents — Cash and cash equivalents include short-term, liquid investments with an original maturity of three months or less and include money market fund accounts.

C. Calculation of Net Asset Value —  The Company determines its net asset value on a daily basis and reports its net asset value on its website. Net asset value is computed by dividing the value of the Company’s assets (including accrued interest and distributions and current and deferred income tax assets), less all of its liabilities (including accrued expenses, distributions payable, current and deferred accrued income taxes, and any borrowings) and the liquidation value of any outstanding preferred stock, by the total number of common shares outstanding.

D. Investment Valuation — Readily marketable portfolio securities listed on any exchange other than the NASDAQ Stock Market, Inc. (“NASDAQ”) are valued, except as indicated below, at the last sale price on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the most recent bid and ask prices on such day. Securities admitted to trade on the NASDAQ are valued at the NASDAQ official closing price. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities.

KAYNE ANDERSON MLP/MIDSTREAM INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

Equity securities traded in the over-the-counter market, but excluding securities admitted to trading on the NASDAQ, are valued at the closing bid prices. Debt securities that are considered bonds are valued by using the bid price provided by an independent pricing service or, if such prices are not available or in the judgment of KA Fund Advisors, LLC (“KAFA”) such prices are stale or do not represent fair value, by an independent broker. For debt securities that are considered bank loans, the fair market value is determined by using the bid price provided by the agent or syndicate bank or principal market maker. When price quotes for securities are not available, or such prices are stale or do not represent fair value in the judgment of KAFA, fair market value will be determined using the Company’s valuation process for securities that are privately issued or otherwise restricted as to resale.

Exchange-traded options and futures contracts are valued at the last sales price at the close of trading in the market where such contracts are principally traded or, if there was no sale on the applicable exchange on such day, at the mean between the quoted bid and ask price as of the close of such exchange.

The Company may hold securities that are privately issued or otherwise restricted as to resale. For these securities, as well as any security for which (a) reliable market quotations are not available in the judgment of KAFA, or (b) the independent pricing service or independent broker does not provide prices or provides a price that in the judgment of KAFA is stale or does not represent fair value, each shall be valued in a manner that most fairly reflects fair value of the security on the valuation date. Unless otherwise determined by the Board of Directors, the following valuation process is used for such securities:

•

Investment Team Valuation.    The applicable investments are valued by senior professionals of KAFA who are responsible for the portfolio investments. The investments will be valued monthly with new investments valued at the time such investment was made.

•

Investment Team Valuation Documentation.    Preliminary valuation conclusions will be determined by senior management of KAFA. Such valuations and supporting documentation are submitted to the Valuation Committee (a committee of the Company’s Board of Directors) and the Board of Directors on a quarterly basis.

•

Valuation Committee.    The Valuation Committee meets to consider the valuations submitted by KAFA at the end of each quarter. Between meetings of the Valuation Committee, a senior officer of KAFA is authorized to make valuation determinations. All valuation determinations of the Valuation Committee are subject to ratification by the Board of Directors at its next regular meeting.

•

Valuation Firm.    Quarterly, a third-party valuation firm engaged by the Board of Directors reviews the valuation methodologies and calculations employed for these securities, unless the aggregate fair value of such security is less than 0.1% of total assets.

•

Board of Directors Determination.    The Board of Directors meets quarterly to consider the valuations provided by KAFA and the Valuation Committee and ratify valuations for the applicable securities. The Board of Directors considers the report provided by the third-party valuation firm in reviewing and determining in good faith the fair value of the applicable portfolio securities.

At May 31, 2020, the Company held 13.3% of its net assets applicable to common stockholders (8.9% of total assets) in securities that were fair valued pursuant to procedures adopted by the Board of Directors (Level 3 securities). The aggregate fair value of these securities at May 31, 2020 was $119,277. See Note 3 — Fair Value and Note 7 — Restricted Securities.

E. Security Transactions — Security transactions are accounted for on the date these securities are purchased or sold (trade date). Realized gains and losses are calculated using the specific identification cost basis method for GAAP purposes. For tax purposes, the Company utilizes the average cost method to compute the adjusted tax cost basis of its MLP securities.

KAYNE ANDERSON MLP/MIDSTREAM INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

F. Return of Capital Estimates — Dividends and distributions received from the Company’s investments in MLPs and other Midstream Energy Companies generally are comprised of income and return of capital. Payments made by MLPs are categorized as “distributions” and payments made by corporations are categorized as “dividends.” At the time such dividends and distributions are received, the Company estimates the amount of such payments that is considered investment income and the amount that is considered a return of capital. The Company estimates the return of capital portion of distributions received from its MLP investments based on historical information available from the investments. The Company estimates the return of capital portion of dividends received from other Midstream Energy Companies based on information provided by each investment. Return of capital estimates are adjusted to actual in the subsequent fiscal year when final tax reporting information related to the Company’s investments is received.

The return of capital portion of the distributions is a reduction to investment income that results in an equivalent reduction in the cost basis of the associated investments and increases net realized gains (losses) and net change in unrealized gains (losses). If the distributions received by the Company exceed its cost basis (i.e. its cost basis has been reduced to zero), the distributions are treated as realized gains.

The Company includes all distributions received on its Statement of Operations and reduces its investment income by (i) the estimated return of capital and (ii) the distributions in excess of cost basis, if any. The distributions that were in excess of cost basis were treated as realized gains.

In accordance with GAAP, the return of capital cost basis reductions for the Company’s MLP investments are limited to the total amount of the cash distributions received from such investments. For income tax purposes, the cost basis reductions for the Company’s MLP investments typically exceed cash distributions received from such investments due to allocated losses from these investments.

The following table sets forth the Company’s estimated return of capital portion of the dividends and distributions received from its investments that were not treated as distributions in excess of cost basis.

	For the Three Months Ended May 31, 2020	For the Six Months Ended May 31, 2020
Dividends and distributions (before foreign taxes withheld of $47 and $301, respectively, and excluding distributions in excess of cost basis)	$32,045	$88,146
Dividends and distributions — % return of capital	118%	94%

Return of capital — attributable to net realized gains (losses)	19,557	$21,213
Return of capital — attributable to net change in unrealized gains (losses)	18,183	61,452

Total return of capital	$37,740	$82,665

For the six months ended May 31, 2020, the Company estimated the return of capital portion of dividends and distributions received to be $74,106 (84%). During the second quarter of fiscal 2020, the Company increased its return of capital estimate for the year by $8,559 due to 2019 tax reporting information received by the Company in fiscal 2020. As a result, the return of capital percentage for the six months ended May 31, 2020 was 94%. In addition, for the six months ended May 31, 2020, the Company estimated the cash distributions received that were in excess of cost basis to be $7,392. Distributions in excess of cost basis for the six months ended May 31, 2020 were increased by $43 due to 2019 tax reporting information received by the Company in fiscal 2020.

KAYNE ANDERSON MLP/MIDSTREAM INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

G. Investment Income — The Company records dividends and distributions on the ex-dividend date. Interest income is recognized on the accrual basis, including amortization of premiums and accretion of discounts. When investing in securities with payment in-kind interest, the Company will accrue interest income during the life of the security even though it will not be receiving cash as the interest is accrued. To the extent that interest income to be received is not expected to be realized, a reserve against income is established.

Debt securities that the Company may hold will typically be purchased at a discount or premium to the par value of the security. The non-cash accretion of a discount to par value increases interest income while the non-cash amortization of a premium to par value decreases interest income. The accretion of a discount and amortization of a premium are based on the effective interest method. The amount of these non-cash adjustments, if any, can be found in the Company’s Statement of Cash Flows. The non-cash accretion of a discount increases the cost basis of the debt security, which results in an offsetting unrealized loss. The non-cash amortization of a premium decreases the cost basis of the debt security, which results in an offsetting unrealized gain. To the extent that par value is not expected to be realized, the Company discontinues accruing the non-cash accretion of the discount to par value of the debt security.

The Company may receive paid-in-kind and non-cash dividends and distributions in the form of additional units or shares from its investments. For paid-in-kind dividends, the additional units are not reflected in investment income during the period received, but are recorded as unrealized gains upon receipt. Non-cash distributions are reflected in investment income because the Company has the option to receive its distributions in cash or in additional units of the security. During the six months ended May 31, 2020, the Company did not receive any paid-in-kind dividends or non-cash distributions.

H. Distributions to Stockholders — Distributions to common stockholders are recorded on the ex-dividend date. Distributions to holders of MRP Shares are accrued on a daily basis. As required by the Distinguishing Liabilities from Equity topic of the FASB Accounting Standards Codification (ASC 480), the Company includes the accrued distributions on its MRP Shares as an operating expense due to the fixed term of this obligation. For tax purposes, payments made to the holders of the Company’s MRP Shares are treated as dividends or distributions.

The characterization of the distributions paid to holders of MRP Shares and common stock as either a dividend (eligible to be treated as qualified dividend income) or a distribution (return of capital) is determined after the end of the fiscal year based on the Company’s actual earnings and profits and, therefore, the characterization may differ substantially from preliminary estimates.

Distributions in the amount of $12,077 paid to holders of MRP Shares for the fiscal year ended November 30, 2019 were characterized as distributions (return of capital). Distributions in the amount of $185,695 paid to common stockholders for the fiscal year ended November 30, 2019 were characterized as distributions (return of capital). These characterizations are based on the Company’s earnings and profits.

I. Partnership Accounting Policy — The Company records its pro-rata share of the income (loss), to the extent of distributions it has received, allocated from the underlying partnerships and adjusts the cost basis of the underlying partnerships accordingly. These amounts are included in the Company’s Statement of Operations.

J. Taxes — The Company, as a corporation, is obligated to pay federal and state income tax on its taxable income. The Company invests in MLPs, which generally are treated as partnerships for federal income tax purposes. As a limited partner in the MLPs, the Company includes its allocable share of the MLP’s taxable income or loss in computing its own taxable income. Deferred income taxes reflect

KAYNE ANDERSON MLP/MIDSTREAM INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

(i) taxes on unrealized gains (losses), which are attributable to the difference between fair value and tax cost basis, (ii) the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes and (iii) the net tax benefit of accumulated net operating and capital losses. To the extent the Company has a deferred tax asset, consideration is given as to whether or not a valuation allowance is required. The need to establish a valuation allowance for deferred tax assets is assessed periodically by the Company based on the Income Tax Topic of the FASB Accounting Standards Codification (ASC 740), that it is more likely than not that some portion or all of the deferred tax asset will not be realized. In the assessment for a valuation allowance, consideration is given to all positive and negative evidence related to the realization of the deferred tax asset. This assessment considers, among other matters, the nature, frequency and severity of current and cumulative losses, forecasts of future profitability (which are highly dependent on future cash distributions from the Company’s holdings), the duration of statutory carryforward periods and the associated risk that certain loss carryforwards may expire unused.

The Company may rely to some extent on information provided by the MLPs, which may not necessarily be timely, to estimate taxable income allocable to the MLP units held in the portfolio and to estimate the associated deferred tax liability. Such estimates are made in good faith. From time to time, as new information becomes available, the Company modifies its estimates or assumptions regarding the deferred tax liability. See Note 6 — Income Taxes.

The Company may be subject to withholding taxes on foreign-sourced income and accrues such taxes when the related income is earned.

The Company utilizes the average cost method to compute the adjusted tax cost basis of its MLP securities.

The Company’s policy is to classify interest and penalties associated with underpayment of federal and state income taxes, if any, as income tax expense on its Statement of Operations. Tax years subsequent to fiscal year 2015 remain open and subject to examination by the federal and state tax authorities.

K. Derivative Financial Instruments — The Company may utilize derivative financial instruments in its operations.

Interest rate swap contracts.    The Company may use hedging techniques such as interest rate swaps to mitigate potential interest rate risk on a portion of the Company’s leverage. Such interest rate swaps would principally be used to protect the Company against higher costs on its leverage resulting from increases in interest rates. The Company does not hedge any interest rate risk associated with portfolio holdings. Interest rate transactions the Company may use for hedging purposes may expose it to certain risks that differ from the risks associated with its portfolio holdings. A decline in interest rates may result in a decline in the value of the swap contracts, which, everything else being held constant, would result in a decline in the net assets of the Company. In addition, if the counterparty to an interest rate swap defaults, the Company would not be able to use the anticipated net receipts under the interest rate swap to offset its cost of financial leverage.

Interest rate swap contracts are recorded at fair value with changes in value during the reporting period, and amounts accrued under the agreements, included as unrealized gains or losses in the Statement of Operations. Monthly cash settlements under the terms of the interest rate swap agreements or termination payments are recorded as realized gains or losses in the Statement of Operations. The Company generally values its interest rate swap contracts based on dealer quotations, if available, or by discounting the future cash flows from the stated terms of the interest rate swap agreement by using interest rates currently available in the market. See Note 8 — Derivative Financial Instruments.

KAYNE ANDERSON MLP/MIDSTREAM INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

Option contracts.    The Company is also exposed to financial market risks including changes in the valuations of its investment portfolio. The Company may purchase or write (sell) call options. A call option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from the writer of the option the security underlying the option at a specified exercise price at any time during the term of the option.

The Company would realize a gain on a purchased call option if, during the option period, the value of such securities exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the Company would realize either no gain or a loss on the purchased call option. The Company may also purchase put option contracts. If a purchased put option is exercised, the premium paid increases the cost basis of the securities sold by the Company.

The Company may also write (sell) call options with the purpose of generating realized gains or reducing its ownership of certain securities. If the Company writes a call option on a security, the Company has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price. The Company will only write call options on securities that the Company holds in its portfolio (i.e., covered calls).

When the Company writes a call option, an amount equal to the premium received by the Company is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Company on the expiration date as realized gains from investments. If the Company repurchases a written call option prior to its exercise, the difference between the premium received and the amount paid to repurchase the option is treated as a realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Company has realized a gain or loss. The Company, as the writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. See Note 8 — Derivative Financial Instruments.

L.  Foreign Currency Translations — The books and records of the Company are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis: (i) market value of investment securities, assets and liabilities at the rate of exchange as of the valuation date; and (ii) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Company does not isolate that portion of gains and losses on investments in equity and debt securities which is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity and debt securities. Accordingly, realized and unrealized foreign currency gains and losses with respect to such securities are included in the reported net realized and unrealized gains and losses on investment transactions balances.

Net realized foreign exchange gains or losses represent gains and losses from transactions in foreign currencies and foreign currency contracts, foreign exchange gains or losses realized between the trade date and settlement date on security transactions, and the difference between the amounts of interest and dividends recorded on the Company’s books and the U.S. dollar equivalent of such amounts on the payment date.

Net unrealized foreign exchange gains or losses represent the difference between the cost of assets and liabilities (other than investments) recorded on the Company’s books from the value of the assets and liabilities (other than investments) on the valuation date.

M.  Indemnifications — Under the Company’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Company. In addition, in the normal course of business, the Company enters into contracts that provide general

KAYNE ANDERSON MLP/MIDSTREAM INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

indemnification to other parties. The Company’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Company that have not yet occurred, and may not occur. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

N.  Offering and Debt Issuance Costs — Offering costs incurred by the Company related to the issuance of its common stock reduce additional paid-in capital when the stock is issued. Costs incurred by the Company related to the issuance of its debt (credit facility, term loan or notes) or its preferred stock are capitalized and amortized over the period the debt or preferred stock is outstanding.

The Company has classified the costs incurred to issue its Term Loan, Notes and MRP Shares as a deduction from the carrying value of the Term Loan, Notes and MRP Shares on the Statement of Assets and Liabilities. For the purpose of calculating the Company’s asset coverage ratios pursuant to the 1940 Act, deferred issuance costs are not deducted from the carrying value of debt or preferred stock.

3.	Fair Value

The Fair Value Measurement Topic of the FASB Accounting Standards Codification (ASC 820) defines fair value as the price at which an orderly transaction to sell an asset or to transfer a liability would take place between market participants under current market conditions at the measurement date. As required by ASC 820, the Company has performed an analysis of all assets and liabilities (other than deferred taxes) measured at fair value to determine the significance and character of all inputs to their fair value determination. Inputs are the assumptions, along with considerations of risk, that a market participant would use to value an asset or a liability. In general, observable inputs are based on market data that is readily available, regularly distributed and verifiable that the Company obtains from independent, third-party sources. Unobservable inputs are developed by the Company based on its own assumptions of how market participants would value an asset or a liability.

The fair value hierarchy prioritizes the inputs to valuation techniques used to measure fair value into the following three broad categories.

•	Level 1 — Valuations based on quoted unadjusted prices for identical instruments in active markets traded on a national exchange to which the Company has access at the date of measurement.

•

Level 2 — Valuations based on quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets. Level 2 inputs are those in markets for which there are few transactions, the prices are not current, little public information exists or instances where prices vary substantially over time or among brokered market makers.

•

Level 3 — Model derived valuations in which one or more significant inputs or significant value drivers are unobservable. Unobservable inputs are those inputs that reflect the Company’s own assumptions that market participants would use to price the asset or liability based on the best available information.

KAYNE ANDERSON MLP/MIDSTREAM INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

The following table presents the Company’s assets measured at fair value on a recurring basis at May 31, 2020, and the Company presents these assets by security type and description on its Schedule of Investments. Note that the valuation levels below are not necessarily an indication of the risk or liquidity associated with the underlying investment.

	Total	Quoted Prices in Active Markets (Level 1)	Prices with Other Observable Inputs (Level 2)		Unobservable Inputs (Level 3)
Assets at Fair Value
Equity investments	$1,239,880	$1,104,397	$16,206	(1)	$119,277
Debt investments	12,415	—	12,415		—
Short-term investments	56,698	56,698	—		—

Total assets at fair value	$1,308,993	$1,161,095	$28,621		$119,277

(1)

The Company’s investment in Plains AAP, L.P. (“PAGP-AAP”) is exchangeable on a one-for-one basis into either Plains GP Holdings, L.P. (“PAGP”) shares or Plains All American Pipeline, L.P. (“PAA”) units at the Company’s option. The Company values its PAGP-AAP investment on an “as exchanged” basis based on the higher public market value of either PAGP or PAA. As of May 31, 2020, the Company’s PAGP-AAP investment is valued at PAGP’s closing price. The Company categorizes its investment as a Level 2 security for fair value reporting purposes.

The Company did not have any liabilities that were measured at fair value on a recurring basis using significant unobservable inputs (Level 3) at May 31, 2020.

As of May 31, 2020, the Company had Notes outstanding with aggregate principal amount of $181,000 and 7,828,701 shares of MRP Shares outstanding with a total liquidation value of $195,718. See Note 11 — Notes and Note 12 — Preferred Stock.

All of the series of MRP Shares and all of the Notes were issued in private placements to institutional investors and are not listed on any exchange or automated quotation system. As such, the Company categorizes all of the Notes ($181,000 aggregate principal amount) and all of the MRP Shares ($195,718 aggregate liquidation value) as Level 3 and determines the fair value of these instruments based on estimated market yields and credit spreads for comparable instruments with similar maturity, terms and structure.

The Company records these Notes and MRP Shares on its Statement of Assets and Liabilities at principal amount or liquidation value. As of May 31, 2020, the estimated fair values of these leverage instruments are as follows.

Instrument	Principal Amount/ Liquidation Value	Fair Value
Notes (Series BB, CC, EE through GG and JJ through OO)	$181,000	$192,800
MRP Shares (Series H, I, J, L and M)	$195,718	$216,300

KAYNE ANDERSON MLP/MIDSTREAM INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

The following tables present the Company’s assets measured at fair value on a recurring basis using significant unobservable inputs (Level 3) for the three and six months ended May 31, 2020.

Three Months Ended May 31, 2020	Equity Investments
Balance — February 29, 2020	$123,480
Purchases	—
Sales	—
Transfers out to Level 1 and 2	—
Realized gains (losses)	—
Change in unrealized gains (losses), net	(4,203)

Balance — May 31, 2020	$119,277

Net change in unrealized gain (loss) of investments still held at May 31, 2020	$(4,203)

Six Months Ended May 31, 2020	Equity Investments
Balance — November 30, 2019	$141,297
Purchases	—
Sales	—
Transfers out to Level 1 and 2	(18,513)
Realized gains (losses)	—
Change in unrealized gains (losses), net	(3,507)

Balance — May 31, 2020	$119,277

Net change in unrealized gain (loss) of investments still held at May 31, 2020	$(3,507)

For the six months ended May 31, 2020, transfers out of $18,513 relate to the Company’s investment in Noble Midstream Partners LP common units that became marketable during the first quarter of 2020. The Company utilizes the beginning of the reporting period method for determining transfers between levels.

The $4,203 and $3,507 decrease in unrealized gains (net) for the three and six months ended May 31, 2020, respectively, relates to investments that were held during the period. The Company includes these unrealized gains and losses on the Statement of Operations — Net Change in Unrealized Gains (Losses).

Valuation	Techniques and Unobservable Inputs

Unless otherwise determined by the Board of Directors, the Company values its private investments in public equity (“PIPE”) investments that are convertible into or otherwise will become publicly tradeable (e.g., through subsequent registration or expiration of a restriction on trading) based on the market value of the publicly-traded security less a discount. This discount is initially equal to the discount negotiated at the time the Company agrees to a purchase price. To the extent that such securities are convertible or otherwise become publicly traded within a time frame that may be reasonably determined, this discount will be amortized on a straight line basis over such estimated time frame.

The Company owns convertible preferred units of EQM Midstream Partners, LP (“EQM”) and MPLX LP (“MPLX”). The convertible preferred units are, in the case of MPLX, and will be, in the case of EQM, convertible on a one-for-one basis into common units at our option and are senior to the underlying common units in terms of liquidation preference and priority of distributions. The Company’s Board of Directors has determined that it is appropriate to value these convertible preferred units using a convertible pricing model. This model takes into account the attributes of the convertible preferred

KAYNE ANDERSON MLP/MIDSTREAM INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

units, including the preferred dividend, conversion ratio and call features, to determine the estimated value of such units. In using this model, the Company estimates (i) the credit spread for the convertible preferred units, which is based on the credit spread of the partnership’s unsecured notes, and (ii) the expected volatility for the underlying common units, which is based on historical volatility. For these securities, if the resulting price for the convertible preferred units is less than the public market price for the underlying common units at such time, the public market price for the common units will be used to value the convertible preferred units.

For the EQM convertible preferred units, contemporaneous with the February 27, 2020 announcement of the stock-for-unit merger agreement whereby ETRN will acquire all EQM common units, the Company began to use a probability-weighted valuation analysis based on the value that the Company would receive if the transaction closes and the value of our existing EQM convertible preferred if the transaction does not close. The Company uses the same credit spread and volatility assumptions in both scenarios. Further, as of May 31, 2020 the Company assumed a 95% probability of the transaction closing and a 5% probability of the transaction not closing to derive its valuation.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Company’s investments may fluctuate from period to period. Additionally, the fair value of the Company’s investments may differ from the values that would have been used had a ready market existed for such investments and may differ materially from the values that the Company may ultimately realize.

The following table summarizes the significant unobservable inputs that the Company used to value its portfolio investments categorized as Level 3 as of May 31, 2020:

Quantitative Table for Valuation Techniques

				Range		Weighted Average
Assets at Fair Value	Fair Value	Valuation Technique	Unobservable Inputs	Low	High

EQM and MPLX Convertible Preferred Units	$119,277	- Convertible pricing model	- Credit spread - Volatility	5.5% 30.0%	9.5% 50.0%	7.2% 39.0%

4.	Risk Considerations

The Company’s investments are concentrated in the energy sector. A downturn in one or more industries within the energy sector, material declines in energy-related commodity prices, adverse political, legislative or regulatory developments or environmental, catastrophic or other events could have a larger impact on the Company than on an investment company that does not concentrate in the energy sector. The performance of companies in the energy sector may lag the performance of other sectors or the broader market as a whole. Additionally, to the extent that the Company invests a relatively high percentage of its assets in the securities of a limited number of issuers, the Company may be more susceptible than a more widely diversified investment company to any single economic, political or regulatory occurrence. At May 31, 2020, the Company had the following investment concentrations:

Category	Percent of Long-Term Investments
Securities of energy companies	100.0%
Equity securities	99.0%
Debt securities	1.0%
Midstream Energy Companies(1)	98.3%
Largest single issuer	12.6%
Restricted securities	11.3%

KAYNE ANDERSON MLP/MIDSTREAM INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

(1)

Comprised of energy-related partnerships and their affiliates (collectively, “master limited partnerships” or “MLPs”) and other companies that, as their principal business, operate assets used in the gathering, transporting, processing, storing, refining, distributing, mining or marketing of natural gas, natural gas liquids, crude oil, refined petroleum products or coal.

The stock market has been subject to significant volatility recently, which has increased the risks associated with an investment in the Company. In particular, the financial markets have recently been impacted by the outbreak of an infectious respiratory illness known as COVID-19. This coronavirus has resulted in international border closings, enhanced health screenings, expanded healthcare services and expenses, quarantines and other restrictions on business and personal activities, cancellations, disruptions to supply chains and consumer activity, as well as general public concern and uncertainty. The impact of this outbreak has negatively affected the worldwide economy, as well as the economies of individual countries, the financial health of individual companies and the market in general in significant and unforeseen ways.

Of particular relevance to an investment in the Company, recent market volatility in the energy markets, including decreases in demand for (and prices of) energy-related commodities as a result of the impact of COVID-19 on global economic activity, has significantly affected the performance of the energy sector, as well as the performance of the midstream energy companies in which the Company invests. In addition, volatility in the energy markets may affect the ability of midstream energy companies to finance capital expenditures, manage liquidity needs, refinance debt maturities and to maintain distributions to investors due to a lack of access to capital. The future impact of COVID-19 is currently unknown and it may exacerbate other risks that apply to the Company, including political, social and economic risks. Any such impact could adversely affect the Company’s performance and the performance of the securities in which the Company invests and may lead to losses on your investment in the Company.

5.	Agreements and Affiliations

A. Administration Agreement — On August 1, 2018, the Company entered into an amended administration and accounting agreement with Ultimus Fund Solutions, LLC (“Ultimus”). Pursuant to the agreement, Ultimus will continue to provide certain administrative and accounting services for the Company. The agreement has an initial term of three years and automatic one-year renewals unless earlier terminated by either party as provided under the terms of the agreement.

B. Investment Management Agreement — The Company has entered into an investment management agreement with KA Fund Advisors, LLC (“KAFA”) under which KAFA, subject to the overall supervision of the Company’s Board of Directors, manages the day-to-day operations of, and provides investment advisory services to, the Company. For providing these services, KAFA receives an investment management fee from the Company. Upon completion of its merger with KED (see Note 1), the Company and KAFA entered into an amended fee waiver agreement (the “Fee Waiver Agreement”). The Fee Waiver Agreement provides for a management fee of 1.375% on average total assets up to $4,000,000; 1.25% on average total assets between $4,000,000 and $6,000,000; 1.125% on average total assets between $6,000,000 and $8,000,000; and 1.0% on average total assets over $8,000,000. These tiered fee waivers will result in a reduction to the effective management fee rate payable to KAFA as the Company’s assets under management increase. KAFA further agreed to waive an amount of management fees (calculated based on the Company’s and KED’s assets under management at the closing of the merger) such that the management fees payable to KAFA with respect to the Company after completion of the merger between the Company and KED would not be greater than the aggregate management fees that would have been payable if the Company and KED had remained standalone companies. This waiver was calculated as $212 per year based on the Company’s and KED’s assets

KAYNE ANDERSON MLP/MIDSTREAM INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

under management at the closing of the merger. Any amount waived by KAFA pursuant to the Fee Waiver Agreement may not be recouped. The Fee Waiver Agreement has a term of three years from the date of the merger, or through August 6, 2021. The investment management agreement has a current term through March 31, 2021 and may be renewed annually thereafter upon approval of KAFA and the Company’s Board of Directors (including a majority of the Company’s directors who are not “interested persons” of the Company, as such term is defined in the 1940 Act). For the six months ended May 31, 2020, the Company paid management fees at an annual rate of 1.366% of the Company’s average quarterly total assets (as defined in the investment management agreement).

For purposes of calculating the management fee the average total assets for each quarterly period are determined by averaging the total assets at the last day of that quarter with the total assets at the last day of the prior quarter. The Company’s total assets are equal to the Company’s gross asset value (which includes assets attributable to the Company’s use of preferred stock, commercial paper or notes and other borrowings and excludes any net deferred tax asset), minus the sum of the Company’s accrued and unpaid dividends and distributions on any outstanding common stock and accrued and unpaid dividends and distributions on any outstanding preferred stock and accrued liabilities (other than liabilities associated with borrowing or leverage by the Company and any accrued taxes, including, a deferred tax liability). Liabilities associated with borrowing or leverage by the Company include the principal amount of any borrowings, commercial paper or notes issued by the Company, the liquidation preference of any outstanding preferred stock, and other liabilities from other forms of borrowing or leverage such as short positions and put or call options held or written by the Company.

C. Portfolio Companies — From time to time, the Company may “control” or may be an “affiliate” of one or more of its portfolio companies, as each of these terms is defined in the 1940 Act. In general, under the 1940 Act, the Company would be presumed to “control” a portfolio company if the Company and its affiliates owned 25% or more of its outstanding voting securities and would be an “affiliate” of a portfolio company if the Company and its affiliates owned 5% or more of its outstanding voting securities. The 1940 Act contains prohibitions and restrictions relating to transactions between investment companies and their affiliates (including the Company’s investment adviser), principal underwriters and affiliates of those affiliates or underwriters.

The Company believes that there are several factors that determine whether or not a security should be considered a “voting security” in complex structures such as limited partnerships of the kind in which the Company invests. The Company also notes that the Securities and Exchange Commission (the “SEC”) staff has issued guidance on the circumstances under which it would consider a limited partnership interest to constitute a voting security. Under most partnership agreements, the management of the partnership is vested in the general partner, and the limited partners, individually or collectively, have no rights to manage or influence management of the partnership through such activities as participating in the selection of the managers or the board of the limited partnership or the general partner. As a result, the Company believes that many of the limited partnership interests in which it invests should not be considered voting securities. However, it is possible that the SEC staff may consider the limited partner interests the Company holds in certain limited partnerships to be voting securities. If such a determination were made, the Company may be regarded as a person affiliated with and controlling the issuer(s) of those securities for purposes of Section 17 of the 1940 Act.

In making such a determination as to whether to treat any class of limited partnership interests the Company holds as a voting security, the Company considers, among other factors, whether or not the holders of such limited partnership interests have the right to elect the board of directors of the limited partnership or the general partner. If the holders of such limited partnership interests do not have the right to elect the board of directors, the Company generally has not treated such security as a voting

KAYNE ANDERSON MLP/MIDSTREAM INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

security. In other circumstances, based on the facts and circumstances of those partnership agreements, including the right to elect the directors of the general partner, the Company has treated those securities as voting securities. If the Company does not consider the security to be a voting security, it will not consider such partnership to be an “affiliate” unless the Company and its affiliates own more than 25% of the outstanding securities of such partnership. Additionally, certain partnership agreements give common unitholders the right to elect the partnership’s board of directors, but limit the amount of voting securities any limited partner can hold to no more than 4.9% of the partnership’s outstanding voting securities (i.e., any amounts held in excess of such limit by a limited partner do not have voting rights). In such instances, the Company does not consider itself to be an affiliate if it owns more than 5% of such partnership’s common units.

There is no assurance that the SEC staff will not consider that other limited partnership securities that the Company owns and does not treat as voting securities are, in fact, voting securities for the purposes of Section 17 of the 1940 Act. If such determination were made, the Company will be required to abide by the restrictions on “control” or “affiliate” transactions as proscribed in the 1940 Act. The Company or any portfolio company that it controls, and its affiliates, may from time to time engage in certain of such joint transactions, purchases, sales and loans in reliance upon and in compliance with the conditions of certain exemptive rules promulgated by the SEC. The Company cannot make assurances, however, that it would be able to satisfy the conditions of these rules with respect to any particular eligible transaction, or even if the Company were allowed to engage in such a transaction, that the terms would be more or as favorable to the Company or any company that it controls as those that could be obtained in an arm’s length transaction. As a result of these prohibitions, restrictions may be imposed on the size of positions that may be taken for the Company or on the type of investments that it could make.

Plains GP Holdings, L.P., Plains AAP, L.P. and Plains All American Pipeline, L.P. — Robert V. Sinnott is Co-Chairman of Kayne Anderson Capital Advisors, L.P. (“KACALP”), the managing member of KAFA. Mr. Sinnott also serves as a director of PAA GP Holdings LLC, which is the general partner of Plains GP Holdings L.P. (“PAGP”). Members of senior management of KACALP and KAFA and various affiliated funds managed by KACALP own PAGP shares, Plains All American Pipeline, L.P. (“PAA”) units and interests in Plains AAP, L.P. (“PAGP-AAP”). The Company believes that it is an affiliate of PAA, PAGP and PAGP-AAP under the 1940 Act by virtue of (i) the Company’s and other affiliated Kayne Anderson funds’ ownership interest in PAA, PAGP and PAGP-AAP and (ii) Mr. Sinnott’s participation on the board of PAA GP Holdings LLC.

The following table summarizes the Company’s investments in affiliates as of and for the three and six months ended May 31, 2020:

Investment(1)	No. of Shares/Units(2) (in 000’s)	Value	Dividends/ Distributions Received		Net Realized Gains (Losses)		Net Change in Unrealized Gains (Losses)
			Three Months Ended	Six Months Ended	Three Months Ended	Six Months Ended	Three Months Ended	Six Months Ended
PAA	7,626	$73,972	$1,373	$4,347	$5,882	$7,410	$(37,837)	$(67,319)
PAGP — AAP	1,622	16,206	292	876	—	—	(4,711)	(10,363)

Total		$90,178	$1,665	$5,223	$5,882	$7,410	$(42,548)	$(77,682)

(1)	See Schedule of Investments for investment classifications.

(2)

During the six months ended May 31, 2020, the Company sold 635 units of PAA. There were no sales of PAGP-AAP and the Company made no purchases of any affiliates during the six months ended May 31, 2020.

KAYNE ANDERSON MLP/MIDSTREAM INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

6.	Income Taxes

The Company’s taxes include current and deferred income taxes. Current income taxes reflect the estimated income tax liability or asset of the Company as of a measurement date. Deferred income taxes reflect (i) taxes on net unrealized gains (losses), which are attributable to the difference between fair market value and tax cost basis, (ii) the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes and (iii) the net tax benefit of accumulated net operating losses and capital losses, if any.

At May 31, 2020, the components of the Company’s current and deferred tax assets and liabilities are as follows:

Current income tax asset, net	$24,971

Deferred tax assets:

Net operating loss carryforward — State	$380
Capital loss carryforward — State	4,242
Capital loss carryforward — Federal	43,458
Valuation allowance	(47,700)

Deferred tax liabilities:

Net unrealized gains on investment securities	(51,492)

Total deferred income tax liability, net	$(51,112)

During the six months ended May 31, 2020, the Company made tax payments of $3,975 (net of $141 of state refunds). At May 31, 2020, the Company had a net current income tax asset of $24,971. The net current tax asset is comprised of the following:

	State	Federal	Total
Current tax payable related to fiscal 2020	$(4,931)	$(49,181)	$(54,112)
Tax receivable (related to fiscal 2020 capital loss carryback)	5,451	70,694	76,145
Overpayment on account	891	2,047	2,938

	$1,411	$23,560	$24,971

As of May 31, 2020, the Company has $4,242 and $43,458 of deferred tax assets related to state and federal capital loss carryforwards. The majority of these capital loss carryforwards will expire if not used by fiscal 2025.

The Company periodically reviews the recoverability of its deferred tax assets based on the weight of available evidence. When assessing the recoverability of its deferred tax assets, significant weight is given to the effects of potential future realized and unrealized gains on investments and the period over which these deferred tax assets can be realized.

Based on the Company’s assessment at May 31, 2020, it has determined that it is not more likely than not that its deferred tax assets would be realized through future taxable income of the appropriate character. Accordingly, a valuation allowance against the capital loss carryforwards has been established.

The Company will continue to review and assess the need for a valuation allowance in the future. Significant variability in the fair value of its portfolio of investments may change the Company’s assessment regarding the recoverability of its deferred tax assets. If a valuation allowance is required to reduce any deferred tax asset in the future, or if a change in a valuation allowance is necessary, it could have a material impact on the Company’s net asset value and results of operations in the period of adjustment.

KAYNE ANDERSON MLP/MIDSTREAM INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

On March 27, 2020, the Coronavirus Aid, Relief, and Economic Security Act (“CARES Act”) was enacted in response to the COVID-19 pandemic. The CARES Act, among other things, contains several corporate income tax provisions, including, but not limited to, providing a 5-year carryback of net operating loss (“NOL”) tax carryforwards generated in tax years beginning after December 31, 2017, and before January 1, 2021, temporarily removing the 80% taxable income limitation on NOL utilization for tax years beginning before January 1, 2021, temporarily increasing the allowable interest expense deductions under Section 163(j) of the Tax Cuts and Jobs Act of 2017, and making corporate alternative minimum tax credits immediately refundable. While none of these provisions immediately impacted the Company’s operations for the six months ended May 31, 2020, the Company is evaluating all provisions of the CARES Act and their potential impact to the Company.

Total income taxes were different from the amount computed by applying the federal statutory income tax rate of 21% to the net investment loss and realized and unrealized gains (losses) on investments before taxes as follows:

	For the Three Months Ended May 31, 2020	For the Six Months Ended May 31, 2020
Computed federal income tax benefit at 21%	$(150,134)	$(207,602)
State income tax benefit, net of federal tax	(11,903)	(16,304)
Foreign tax credit	(47)	(301)
Non-deductible distributions on MRP Shares, dividend received deduction and other, net	1,201	1,598
Difference in tax rate for capital loss carryback to prior fiscal years	(12,434)	(12,434)
Valuation allowance — State	4,242	4,242
Valuation allowance — Federal	43,458	43,458

Total income tax benefit	$(125,617)	$(187,343)

The majority of the Company’s investments consist of equity securities issued by MLPs, which generally are treated as partnerships for federal income tax purposes. As a limited partner of MLPs, the Company includes its allocable share of such MLPs’ income or loss in computing its own taxable income or loss. Additionally, for income tax purposes, the Company reduces the cost basis of its MLP investments by the cash distributions received, and increases or decreases the cost basis of its MLP investments by its allocable share of the MLP’s income or loss. During the six months ended May 31, 2020, the Company reduced its tax cost basis by approximately $84,491 due to its 2019 net allocated losses from its MLP investments.

The Company utilizes the average cost method to compute the adjusted tax cost basis of its MLP securities.

At May 31, 2020, the cost basis of investments for federal income tax purposes was $1,081,652. The cost basis for federal income tax purposes is $692,299 lower than the cost basis for GAAP reporting purposes primarily due to the additional basis adjustments attributable to the Company’s share of the allocated losses from its MLP investments. At May 31, 2020, gross unrealized appreciation and depreciation of investments and options, if any, for federal income tax purposes were as follows:

Gross unrealized appreciation of investments (including options, if any)	$344,451
Gross unrealized depreciation of investments (including options, if any)	(117,110)

Net unrealized appreciation of investments before foreign currency related translations	227,341
Unrealized appreciation on foreign currency related translations	3

Net unrealized appreciation of investments	$227,344

KAYNE ANDERSON MLP/MIDSTREAM INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

7.	Restricted Securities

From time to time, the Company’s ability to sell certain of its investments is subject to certain legal or contractual restrictions. For instance, private investments that are not registered under the Securities Act of 1933, as amended (the “Securities Act”), cannot be offered for public sale in a non-exempt transaction without first being registered. In other cases, certain of the Company’s investments have restrictions such as lock-up agreements that preclude the Company from offering these securities for public sale.

At May 31, 2020, the Company held the following restricted investments:

Investment	Acquisition Date	Type of Restriction	Number of Units (in 000’s)	Cost Basis (GAAP)	Fair Value	Fair Value Per Unit	Percent of Net Assets	Percent of Total Assets
Level 2 Investments

Equity Investments

Plains GP Holdings, L.P. —
Plains AAP, L.P.(1)	(2)	(3)	1,622	$3,462	$16,206	$9.99	1.8%	1.2%
Senior Notes(4)

Antero Midstream Corporation due 2027	(2)	(5)	4,299	3,355	3,385	n/a	0.4	0.3
Antero Midstream Corporation due 2028	(2)	(5)	4,141	3,314	3,237	n/a	0.4	0.2

Total				$10,131	$22,828		2.6%	1.7%

Level 3 Investments (6)

Equity Investments

EQM Midstream Partners, LP
Convertible Preferred Units	4/10/19	(5)	1,025	$49,250	$48,165	$46.98	5.4%	3.6%
MPLX LP
Convertible Preferred Units	5/13/16	(5)	2,255	72,217	71,112	31.53	7.9	5.3

Total				$121,467	$119,277		13.3%	8.9%

Total of all restricted securities				$131,598	$142,105		15.9%	10.6%

(1)

The Company values its investment in Plains AAP, L.P. (“PAGP-AAP”) on an “as exchanged” basis based on the higher public market value of either Plains GP Holdings, L.P. (“PAGP”) or Plains All American Pipeline, L.P. (“PAA”). As of May 31, 2020, the Company’s PAGP-AAP investment is valued at PAGP’s closing price. See Note 3 — Fair Value.

(2)	Security was acquired at various dates in current and/or prior fiscal years.

(3)

The Company’s investment in PAGP-AAP is exchangeable on a one-for-one basis into either PAGP shares or PAA units at the Company’s option. Upon exchange, the PAGP shares or the PAA units will be freely tradable.

(4)

These securities have a fair market value determined by the bid price provided by an agent or a syndicate bank, a principal market maker, an independent pricing service or an independent broker as more fully described in Note 2 — Significant Accounting Policies. These securities have limited trading volume and are not listed on a national exchange.

(5)	Unregistered or restricted security of a publicly-traded company.

(6)	Securities are valued using inputs reflecting the Company’s own assumptions as more fully described in Note 2 — Significant Accounting Policies and Note 3 — Fair Value.

KAYNE ANDERSON MLP/MIDSTREAM INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

8.	Derivative Financial Instruments

As of May 31, 2020, the Company held no derivative instruments, and during the six months ended May 31, 2020, the Company did not have any activity involving derivative instruments. See Note 2 —Significant Accounting Policies.

9.	Investment Transactions

For the six months ended May 31, 2020, the Company purchased and sold securities in the amounts of $180,673 and $888,026 (excluding short-term investments).

10.	Credit Facility and Term Loan

On April 14, 2020, the Company amended its unsecured revolving credit facility (the “Credit Facility”), reducing the total commitment amount from $300,000 to $225,000. The Credit Facility matures on February 8, 2021. The interest rate on outstanding borrowings under the Credit Facility may vary between LIBOR plus 1.30% and LIBOR plus 2.15%, depending on the Company’s asset coverage ratios. The Company pays a fee of 0.20% per annum on any unused amounts of the Credit Facility.

For the six months ended May 31, 2020, the average amount of borrowings outstanding under the Credit Facility was $15,792 with a weighted average interest rate of 3.07%. As of May 31, 2020, the Company had no borrowings outstanding under the Credit Facility.

In mid-March the Company repaid all $60,000 million of borrowings outstanding under its unsecured term loan (“Term Loan”) and terminated this facility. The Company incurred $590 of breakage fees in connection with the termination of the Term Loan.

For the six months ended May 31, 2020, the average amount of borrowings outstanding under the Term Loan was $33,224 with a weighted average interest rate of 3.14%.

As of May 31, 2020, the Company was in compliance with all financial and operational covenants required by the Credit Facility. See Financial Highlights for the Company’s asset coverage ratios under the 1940 Act.

KAYNE ANDERSON MLP/MIDSTREAM INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

11.	Notes

At May 31, 2020, the Company had $181,000 aggregate principal amount of Notes outstanding. During the second quarter, the Company redeemed $415,000 of Notes and incurred $6,367 of prepayment penalties associated with these redemptions. The table below sets forth a summary of those redemptions and the key terms of each series of Notes outstanding at May 31, 2020.

Series	Principal Outstanding November 30, 2019	Principal Redeemed	Principal Outstanding May 31, 2020	Unamortized Issuance Costs	Estimated Fair Value May 31, 2020	Fixed Interest Rate	Maturity
AA	$15,000	$(15,000)	$—	$—	$—	3.56%	5/3/20
BB	35,000	(29,700)	5,300	2	5,500	3.77%	5/3/21
CC	76,000	(64,425)	11,575	14	12,300	3.95%	5/3/22
EE	50,000	(38,203)	11,797	12	12,100	3.20%	4/16/21
FF	65,000	(48,429)	16,571	41	17,600	3.57%	4/16/23
GG	45,000	(23,581)	21,419	70	23,500	3.67%	4/16/25
JJ	30,000	(13,523)	16,477	22	17,000	3.46%	7/30/21
KK	80,000	(47,753)	32,247	112	35,400	3.93%	7/30/24
LL	50,000	(42,260)	7,740	5	7,900	2.89%	10/29/20
MM	40,000	(12,678)	27,322	65	28,700	3.26%	10/29/22
NN	20,000	(4,226)	15,774	47	16,800	3.37%	10/29/23
OO	90,000	(75,222)	14,778	56	16,000	3.46%	10/29/24

	$596,000	$(415,000)	$181,000	$446	$192,800

Holders of the fixed rate Notes are entitled to receive cash interest payments semi-annually (on June 19 and December 19) at the fixed rate. As of May 31, 2020, the weighted average interest rate on the outstanding Notes was 3.54%.

On March 17, 2020, FitchRatings downgraded the ratings on the Company’s Notes from “AAA” to “A” and placed all ratings on negative watch. As of May 31, 2020, each series of Notes was rated “A” by FitchRatings and “AAA” by Kroll Bond Rating Agency (“KBRA”). In the event the credit rating on any series of Notes falls below “A-” (for either FitchRatings or KBRA), the interest rate on such series will increase by 1% during the period of time such series is rated below “A-”. The Company is required to maintain a current rating from one rating agency with respect to each series of Notes and is prohibited from having any rating of less than investment grade (“BBB-”) with respect to each series of Notes.

The Notes were issued in private placement offerings to institutional investors and are not listed on any exchange or automated quotation system. The Notes contain various covenants related to other indebtedness, liens and limits on the Company’s overall leverage. Under the 1940 Act and the terms of the Notes, the Company may not declare dividends or make other distributions on shares of its common stock or make purchases of such shares if, at any time of the declaration, distribution or purchase, asset coverage with respect to senior securities representing indebtedness (including the Notes) would be less than 300%.

The Notes are redeemable in certain circumstances at the option of the Company. The Notes are also subject to a mandatory redemption to the extent needed to satisfy certain requirements if the Company fails to meet an asset coverage ratio required by law and is not able to cure the coverage deficiency by the applicable deadline, or fails to cure a deficiency as stated in the Company’s rating agency guidelines in a timely manner.

The Notes are unsecured obligations of the Company and, upon liquidation, dissolution or winding up of the Company, will rank: (1) senior to all of the Company’s outstanding preferred shares;

KAYNE ANDERSON MLP/MIDSTREAM INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

(2) senior to all of the Company’s outstanding common shares; (3) on parity with any unsecured creditors of the Company and any unsecured senior securities representing indebtedness of the Company; and (4) junior to any secured creditors of the Company.

At May 31, 2020, the Company was in compliance with all covenants under the Notes agreements.

12.	Preferred Stock

At May 31, 2020, the Company had 7,828,701 shares of MRP Shares outstanding, with a total liquidation value of $195,718 ($25.00 per share). During the six months ended May 31, 2020, the Company issued $175,000 of MRP Shares and redeemed $296,282 of MRP Shares ($171,282 of MRP Shares were redeemed at par; incurred $1,250 of prepayment penalties on the remaining $125,000 of redemptions). The table below sets forth a summary of the issuances, redemptions and key terms of each series of MRP Shares at May 31, 2020.

Series	Liquidation Value November 30, 2019	Liquidation Value Issued	Liquidation Value Redeemed	Liquidation Value May 31, 2020	Unamortized Issuance Costs	Estimated Fair Value May 31, 2020	Rate(1)		Mandatory Redemption Date
C	$42,000	$—	$(42,000)	$—	$—	$—	7.20%		11/09/20
F	125,000	—	(125,000)	—	—	—	3.50	%(2)	4/15/20
H	50,000	—	(24,665)	25,335	62	26,200	6.06%		7/30/21
I	25,000	—	(9,866)	15,134	66	16,200	5.86%		10/29/22
J	50,000	—	(24,665)	25,335	110	26,200	5.36%		11/09/21
K	25,000	—	(25,000)	—	—	—	3.37	%(2)	4/10/20
L	—	100,000	(22,395)	77,605	928	87,000	5.38%		2/11/27
M	—	75,000	(22,691)	52,309	841	60,700	5.60%		2/11/30

	$317,000	$175,000	$(296,282)	$195,718	$2,007	$216,300

(1)

On March 17, 2020, FitchRatings downgraded the ratings on the Company’s MRP Shares from “A” to “BBB” and placed all ratings on negative watch. As a result of the ratings action, the dividend rate for each series of MRP Shares outstanding increased by 2% per annum (reflected in the table above) and will continue to be in effect for so long as such series is rated “BBB”.

(2)	Series redeemed prior to the change in annual dividend rate.

Holders of the MRP Shares are entitled to receive cumulative cash dividend payments on the first business day following each quarterly period (February 28, May 31, August 31 and November 30).

As of May 31, 2020, each series of MRP Shares was rated “BBB” by FitchRatings and “A+” by KBRA.

The dividend rate on the Company’s MRP Shares can increase further if the credit rating is downgraded below “BBB” (as determined by the lowest credit rating assigned). Further, the annual dividend rate for all series of MRP Shares will increase by 4.0% if no ratings are maintained, and the annual dividend rate will increase by 5.0% if the Company fails to make a dividend or certain other payments.

The MRP Shares rank senior to all of the Company’s outstanding common shares and on parity with any other preferred stock. The MRP Shares are redeemable in certain circumstances at the option of the Company and are also subject to a mandatory redemption if the Company fails to meet a total leverage (debt and preferred stock) asset coverage ratio of 225% or fails to maintain its basic maintenance amount as stated in the Company’s rating agency guidelines.

Under the terms of the MRP Shares, the Company may not declare dividends or pay other distributions on shares of its common stock or make purchases of such shares if, at any time of the

KAYNE ANDERSON MLP/MIDSTREAM INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

declaration, distribution or purchase, asset coverage with respect to total leverage would be less than 225% or the Company would fail to maintain its basic maintenance amount as stated in the Company’s rating agency guidelines.

The holders of the MRP Shares have one vote per share and will vote together with the holders of common stock as a single class except on matters affecting only the holders of MRP Shares or the holders of common stock. The holders of the MRP Shares, voting separately as a single class, have the right to elect at least two directors of the Company.

At May 31, 2020, the Company was in compliance with the asset coverage and basic maintenance requirements of its MRP Shares.

13.	Common Stock

At May 31, 2020, the Company had 192,171,299 shares of common stock authorized and 126,447,554 shares outstanding. As of May 31, 2020, KAFA owned 86 shares of the Company. Transactions in common shares for the six months ended May 31, 2020 were as follows:

Shares outstanding at November 30, 2019	126,337,114
Shares issued through reinvestment of distributions	110,440

Shares outstanding at May 31, 2020	126,447,554

14.	Subsequent Events

On June 8, 2020, the Company declared a quarterly distribution of $0.15 per common share for the second quarter. The total distribution of $18,967 was paid June 30, 2020. Of this total, pursuant to the Company’s dividend reinvestment plan, $1,608 was reinvested into the Company through open market purchases of common stock.

On June 30, 2020, KAFA announced that as part of a succession plan previously announced, Kevin S. McCarthy has stepped down as Chairman of the Company’s Board of Directors. Additionally, the Company has appointed Michael J. Levitt, chief executive officer of KACALP, as a director and James C. Baker, president and chief executive officer of the Company, as Chairman of the Board of Directors.

On July 27, 2020, the Company announced that its Board of Directors has approved a proposal to change the Company’s name to Kayne Anderson Energy Infrastructure Fund, Inc. The Company’s Board of Directors also approved a change to the Company’s investment objective, as described below. This investment objective is a fundamental policy, which requires shareholder approval.

In addition to modifying the Company’s investment objective, KYN’s Board of Directors approved changes to certain non-fundamental investment policies, including a requirement that KYN invest at least 80% of its total assets in securities of energy infrastructure companies. See page 44 for notice of these changes. KYN’s name change and the non-fundamental investment policy changes do not require shareholder approval and will become effective upon 60 days’ written notice to stockholders, which is expected to be on or about September 28, 2020.

KAYNE ANDERSON MLP/MIDSTREAM INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

KYN expects to mail a proxy statement to its stockholders in early September. This proxy statement will include information on the special meeting, the proposal to change the Company’s investment objective, and the process for voting on this proposal.

Current Investment Objective	Proposed Investment Objective
To obtain a high after-tax total return by investing at least 85% of our total assets in public and private investments in MLPs and other Midstream Energy Companies.	To provide a high after-tax total return with an emphasis on making cash distributions to stockholders.

Until the change to KYN’s investment objective is approved by stockholders, the Company will continue to make investments in accordance with its current investment objective and investment policies.

The Company has performed an evaluation of subsequent events through the date the financial statements were issued and has determined that no additional items require recognition or disclosure.

KAYNE ANDERSON MLP/MIDSTREAM INVESTMENT COMPANY

NOTICE OF NAME CHANGE AND CHANGES TO NON-FUNDAMENTAL INVESTMENT POLICIES

(UNAUDITED)

On July 23, 2020, our Board of Directors approved a change in our name to Kayne Anderson Energy Infrastructure Fund, Inc. and revisions to our non-fundamental investment policies that will, when effective, require us to invest at least 80% of our total assets in securities of Energy Infrastructure Companies. These changes will be effective on or about a date that is 60 days after the date that this report is mailed to stockholders. After these changes become effective, the following will be our non-fundamental policies, under normal market conditions.

Nonfundamental Investment Policies

Our non-fundamental investment policies may be changed by the Board of Directors without the approval of the holders of a “majority of the outstanding” voting securities, provided that the holders of such voting securities receive at least 60 days prior written notice of any change. Under normal market conditions:

•	We intend to invest at least 80% of our total assets in public and private securities of Energy Infrastructure Companies.

•	We intend to invest at least 50% of our total assets in publicly traded securities of Energy Infrastructure Companies.

•

Under normal market conditions, we may invest up to 50% of our total assets in unregistered or otherwise restricted securities. The types of unregistered or otherwise restricted securities that we may purchase include common equity, preferred equity, convertible equity and other securities of other public and private companies.

•	We may invest up to 15% of our total assets in any single issuer.

•

We may invest up to 20% of our total assets in debt securities, including below investment grade debt securities rated, at the time of investment, at least B3 by Moody’s, B- by Standard & Poor’s or Fitch, comparably rated by another rating agency or, if unrated, determined by Kayne Anderson to be of comparable quality. In addition, up to one-quarter of our permitted investments in debt securities (or up to 5% of our total assets) may be invested in unrated debt securities or debt securities that are rated less than B3/B- of public or private companies.

•	We may, but are not required to, use derivative investments and engage in short sales to hedge against interest rate and market risks.

•

Under normal market conditions, our policy is to utilize our Leverage Instruments in an amount that represents approximately 25%-30% of our total assets (our “target leverage levels”), including proceeds from such Leverage Instruments. However, we reserve the right at any time, based on market conditions, (i) to reduce our target leverage levels or (ii) to use Leverage Instruments to the extent permitted by the 1940 Act.

Unless otherwise stated, all investment restrictions apply at the time of purchase and we will not be required to reduce a position due solely to market value fluctuations.

Glossary

This glossary contains definitions of certain key terms, as they are used in our investment objective and policies. These definitions may not correspond to standard sector definitions.

“Energy Infrastructure Companies” consists of (a) Midstream Energy Companies, (b) Renewable Infrastructure Companies and (c) Utility Companies.

KAYNE ANDERSON MLP/MIDSTREAM INVESTMENT COMPANY

NOTICE OF NAME CHANGE AND CHANGES TO NON-FUNDAMENTAL INVESTMENT POLICIES

(UNAUDITED)

“Master Limited Partnerships” or “MLPs” means limited partnerships and limited liability companies that are publicly traded and are treated as partnerships for federal income tax purposes.

“Midstream Assets” means assets used in energy logistics, including, but not limited to, assets used in transporting, storing, gathering, processing, fractionating, distributing, or marketing of natural gas, natural gas liquids, crude oil, refined products or water produced in conjunction with such activities.

“Midstream Energy Companies” means companies that primarily own and operate Midstream Assets. Such companies may be structured as Master Limited Partnerships or taxed as corporations. For purposes of this definition, this includes companies that (i) derive at least 50% of their revenue or operating income from operating Midstream Assets or providing services for the operation of such assets or (ii) have Midstream Assets that represent the majority of their assets.

“Renewable Infrastructure Assets” means assets used in the generation, production, distribution, transportation, transmission, storage and marketing of energy including, but not limited to, electricity or steam from renewable sources such as solar, wind, flowing water (hydroelectric power), geothermal, biomass and hydrogen.

“Renewable Infrastructure Companies” means companies that own and/or operate Renewable Infrastructure Assets. For purposes of this definition, this includes companies that (i) derive at least 50% of their revenues or operating income from operating Renewable Infrastructure Assets or providing services for the operation of such assets or (ii) have Renewable Infrastructure Assets that represent the majority of their assets.

“Utility Assets” means assets, other than Renewable Infrastructure Assets, that are used in the generation, production, distribution, transportation, transmission, storage and marketing of energy, including, but not limited to, electricity, natural gas and steam.

“Utility Companies” means companies that own and/or operate Utility Assets. For purposes of this definition, this includes companies that (i) derive at least 50% of their revenues or operating income from operating Utility Assets or providing services for the operation of such assets or (ii) have Utility Assets that represent the majority of their assets.

KAYNE ANDERSON MLP/MIDSTREAM INVESTMENT COMPANY

DIVIDEND REINVESTMENT PLAN

(UNAUDITED)

Kayne Anderson MLP/Midstream Investment Company, a Maryland corporation (the “Company”), has adopted the following plan (the “Plan”) with respect to distributions declared by its Board of Directors (the “Board”) on shares of its Common Stock:

1. Unless a stockholder specifically elects to receive cash as set forth below, all distributions hereafter declared by the Board shall be payable in shares of the Common Stock of the Company, and no action shall be required on such stockholder’s part to receive a distribution in stock.

2. Such distributions shall be payable on such date or dates as may be fixed from time to time by the Board to stockholders of record at the close of business on the record date(s) established by the Board for the distribution involved.

3. The Company may use newly-issued shares of its Common Stock or purchase shares in the open market in connection with the implementation of the plan. The number of shares to be issued to a stockholder shall be based on share price equal to 95% of the closing price of the Company’s Common Stock one day prior to the dividend payment date.

4. The Board may, in its sole discretion, instruct the Company to purchase shares of its Common Stock in the open market in connection with the implementation of the Plan as follows: If the Company’s Common Stock is trading below net asset value at the time of valuation, upon notice from the Company, the Plan Administrator (as defined below) will receive the dividend or distribution in cash and will purchase Common Stock in the open market, on the New York Stock Exchange or elsewhere, for the Participants’ accounts, except that the Plan Administrator will endeavor to terminate purchases in the open market and cause the Company to issue the remaining shares if, following the commencement of the purchases, the market value of the shares, including brokerage commissions, exceeds the net asset value at the time of valuation. These remaining shares will be issued by the Company at a price equal to the greater of (i) the net asset value at the time of valuation or (ii) 95% of the then current market price.

5. In a case where the Plan Administrator has terminated open market purchases and caused the issuance of remaining shares by the Company, the number of shares received by the participant in respect of the cash dividend or distribution will be based on the weighted average of prices paid for shares purchased in the open market, including brokerage commissions, and the price at which the Company issues the remaining shares. To the extent that the Plan Administrator is unable to terminate purchases in the open market before the Plan Administrator has completed its purchases, or remaining shares cannot be issued by the Company because the Company declared a dividend or distribution payable only in cash, and the market price exceeds the net asset value of the shares, the average share purchase price paid by the Plan Administrator may exceed the net asset value of the shares, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Company.

6. A stockholder may, however, elect to receive his or its distributions in cash. To exercise this option, such stockholder shall notify American Stock Transfer & Trust Company, the plan administrator and the Company’s transfer agent and registrar (collectively the “Plan Administrator”), in writing so that such notice is received by the Plan Administrator no later than the record date fixed by the Board for the distribution involved.

7. The Plan Administrator will set up an account for shares acquired pursuant to the Plan for each stockholder who has not so elected to receive dividends and distributions in cash (each, a “Participant”). The Plan Administrator may hold each Participant’s shares, together with the shares of other Participants, in non-certificated form in the Plan Administrator’s name or that of its nominee. Upon request by a Participant, received no later than three (3) days prior to the payable

KAYNE ANDERSON MLP/MIDSTREAM INVESTMENT COMPANY

DIVIDEND REINVESTMENT PLAN

(UNAUDITED)

date, the Plan Administrator will, instead of crediting shares to and/or carrying shares in a Participant’s account, issue, without charge to the Participant, a certificate registered in the Participant’s name for the number of whole shares payable to the Participant and a check for any fractional share less a broker commission on the sale of such fractional shares. If a request to terminate a Participant’s participation in the Plan is received less than three (3) days before the payable date, dividends and distributions for that payable date will be reinvested. However, subsequent dividends and distributions will be paid to the Participant in cash.

8. The Plan Administrator will confirm to each Participant each acquisition made pursuant to the Plan as soon as practicable but not later than ten (10) business days after the date thereof. Although each Participant may from time to time have an undivided fractional interest (computed to three decimal places) in a share of Common Stock of the Company, no certificates for a fractional share will be issued. However, dividends and distributions on fractional shares will be credited to each Participant’s account. In the event of termination of a Participant’s account under the Plan, the Plan Administrator will adjust for any such undivided fractional interest in cash at the market value of the Company’s shares at the time of termination.

9. The Plan Administrator will forward to each Participant any Company related proxy solicitation materials and each Company report or other communication to stockholders, and will vote any shares held by it under the Plan in accordance with the instructions set forth on proxies returned by Participants to the Company.

10. In the event that the Company makes available to its stockholders rights to purchase additional shares or other securities, the shares held by the Plan Administrator for each Participant under the Plan will be added to any other shares held by the Participant in certificated form in calculating the number of rights to be issued to the Participant.

11. The Plan Administrator’s service fee, if any, and expenses for administering the Plan will be paid for by the Company.

12. Each Participant may terminate his or its account under the Plan by so notifying the Plan Administrator via the Plan Administrator’s website at www.amstock.com, by filling out the transaction request form located at the bottom of the Participant’s Statement and sending it to American Stock Transfer and Trust Company, P.O. Box 922, Wall Street Station, New York, NY 10269-0560 or by calling the Plan Administrator at (888) 888-0317. Such termination will be effective immediately. The Plan may be terminated by the Company upon notice in writing mailed to each Participant at least 30 days prior to any record date for the payment of any dividend or distribution by the Company. Upon any termination, the Plan Administrator will cause a certificate or certificates to be issued for the full shares held for the Participant under the Plan and a cash adjustment for any fractional share to be delivered to the Participant without charge to the Participant. If a Participant elects by his or its written notice to the Plan Administrator in advance of termination to have the Plan Administrator sell part or all of his or its shares and remit the proceeds to the Participant, the Plan Administrator is authorized to deduct a $15.00 transaction fee plus a $0.10 per share brokerage commission from the proceeds.

13. These terms and conditions may be amended or supplemented by the Company at any time but, except when necessary or appropriate to comply with applicable law or the rules or policies of the Securities and Exchange Commission or any other regulatory authority, only by mailing to each Participant appropriate written notice at least 30 days prior to the effective date thereof. The amendment or supplement shall be deemed to be accepted by each Participant unless, prior to the effective date thereof, the Plan Administrator receives written notice of the

KAYNE ANDERSON MLP/MIDSTREAM INVESTMENT COMPANY

DIVIDEND REINVESTMENT PLAN

(UNAUDITED)

termination of his or its account under the Plan. Any such amendment may include an appointment by the Plan Administrator in its place and stead of a successor agent under these terms and conditions, with full power and authority to perform all or any of the acts to be performed by the Plan Administrator under these terms and conditions. Upon any such appointment of any agent for the purpose of receiving dividends and distributions, the Company will be authorized to pay to such successor agent, for each Participant’s account, all dividends and distributions payable on shares of the Company held in the Participant’s name or under the Plan for retention or application by such successor agent as provided in these terms and conditions.

14. The Plan Administrator will at all times act in good faith and use its best efforts within reasonable limits to ensure its full and timely performance of all services to be performed by it under this Plan and to comply with applicable law, but assumes no responsibility and shall not be liable for loss or damage due to errors unless such error is caused by the Plan Administrator’s negligence, bad faith, or willful misconduct or that of its employees or agents.

15. These terms and conditions shall be governed by the laws of the State of Maryland.

Adopted: September 27, 2004

Amended: December 13, 2005

Amended: March 12, 2009

KAYNE ANDERSON MLP/MIDSTREAM INVESTMENT COMPANY

INVESTMENT MANAGEMENT AGREEMENT APPROVAL DISCLOSURE

(UNAUDITED)

At a meeting held on March 29 and April 1, 2020, the Company’s Board of Directors (the “Board”) approved the continuation of the Company’s Investment Management Agreement (the “Agreement”) with KA Fund Advisors, LLC (the “Adviser”) for an additional one-year period from April 1, 2020 through March 31, 2021.

During the course of each year and in connection with their consideration of the continuation of the Agreement, the Board received various materials from the Adviser, including (i) information on the advisory personnel of the Adviser; (ii) information on the internal compliance procedures of the Adviser; (iii) comparative information showing how the Company’s fees and expenses compare to other registered investment companies that follow investment strategies similar to those of the Company; (iv) information regarding brokerage and portfolio transactions; (vi) comparative information showing how the Company’s performance compares to other registered investment companies that follow investment strategies similar to those of the Company; and (vii) information on any material legal proceedings or regulatory audits or investigations affecting the Company or the Adviser.

After receiving and reviewing these materials, the Board, at a meeting called for such purpose (the “Meeting”), discussed the terms of the Agreement. The Meeting was held telephonically pursuant to an order issued on March 13, 2020 by the Securities and Exchange Commission, providing that registered investment companies are temporarily exempt from certain in-person board approval requirements, including with respect to the renewal of investment advisory agreements, due to conflicts related to the coronavirus (“COVID-19”). Representatives from the Adviser attended the Meeting and presented additional oral and written information to the Board to assist in its considerations. The Directors who are not parties to the Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any such party (the “Independent Directors”) also met in executive session to further discuss the terms of the Agreement and the information provided by the Adviser.

Discussed below are certain of the factors considered by the Board in continuing the Agreement. This discussion is not intended to be all-inclusive. The Board, including the Independent Directors, reviewed a variety of factors and considered a significant amount of information, including information received on an ongoing basis at Board and committee meetings and in various discussions with senior management of the Adviser relating specifically to the Adviser and the Agreement. The approval determination was made on the basis of each Director’s business judgment after consideration of all the information taken as a whole. Individual Directors may have given different weight to certain factors and assigned various degrees of materiality to information received in connection with the contract review process.

Taking all of the information and deliberations into account, the Independent Directors reviewed various factors presented to them, the detailed information provided by the Adviser at the Meeting and at other times throughout the year, and other relevant information and the following factors, none of which was dispositive in their decision whether to approve the Agreement:

The nature, extent, and quality of the services to be provided by the Adviser

The Board, including the Independent Directors, considered the scope and quality of services that have been provided by the Adviser under the Agreement. The Board, including the Independent Directors, considered the quality of the investment research capabilities of the Adviser and the other resources the Adviser has dedicated to performing services for the Company, including the high caliber of portfolio managers and research analysts involved, the large and experienced team of investment, accounting, legal, trading and compliance professionals at the Adviser dedicated to the Company, and the continued maintenance and growth of such team despite declines in the energy sector and an associated reduction in management fees received by the Adviser. The Board, including the

KAYNE ANDERSON MLP/MIDSTREAM INVESTMENT COMPANY

INVESTMENT MANAGEMENT AGREEMENT APPROVAL DISCLOSURE

(UNAUDITED)

Independent Directors, also considered the quality of other services, including the Adviser’s assistance in the coordination of the activities of some of the Company’s other service providers, the provision of certain administrative, compliance, reporting and financial services by the Adviser, the prudent use of call options, the responsible handling of the Company’s leverage ratios and distribution determinations through declining and volatile energy markets, and the continued efforts to maximize returns and to position the Company’s portfolio to grow as those markets recover. The Board, including the Independent Directors, took note of the Adviser’s excellent track records in identifying and executing on key investment themes and in sourcing and negotiating private investments for the Company as well as the Company’s access to investments and capital markets due in part to the Adviser’s credibility with institutional investors. The Board, including the Independent Directors, took further note of the Adviser’s prudent and conscientious handling of the reorganization of Kayne Anderson Energy Development Company with and into the Company (the “Reorganization”) and the Adviser’s diligent approach in structuring the Reorganization to best serve the interests of the Company’s stockholders. The Board, including the Independent Directors, also considered the nature and quality of the services provided by the Adviser to the Company in light of their experience as Directors of the Company, their confidence in the Adviser’s integrity and competence gained from that experience and the Adviser’s responsiveness to questions, concerns or requests for information raised or made by them in the past. The Board, including the Independent Directors, noted the high quality of services provided by the Adviser during periods when the market faces significant turmoil, including current market challenges stemming in part from COVID-19, as well as the Adviser’s efforts to maximize returns and its leadership position in the markets in which it invests. The Board, including the Independent Directors, discussed the scope of responsibilities of, and resources expected to be available to, the key investment management and other personnel of the Adviser. Based on information provided by the Adviser, the Independent Directors concluded that the Adviser has the quality and depth of personnel and investment methods essential to performing its duties under the Agreement, and should be able to sustain that quality and depth, and that the nature and the proposed cost of such advisory services would be fair and reasonable in light of the services expected to be provided.

The Company’s performance under the management of the Adviser

The Independent Directors reviewed information pertaining to the performance of the Company. These data compared the Company’s performance to the performance of certain other registered investment companies that follow investment strategies similar to those of the Company as well as its benchmark. The comparative information showed that the performance of the Company is satisfactory on an overall basis compared to other similar closed-end funds for various periods despite certain periods of lower relative performance against applicable peer groups. Based upon their review and consideration of applicable securities price indices, the Independent Directors concluded that the Company’s investment performance over time has been satisfactory compared to other closed-end funds that focus on investments in energy-related master limited partnerships (“MLPs”), midstream companies and other energy companies, as applicable, and that the Company has generated strong returns for investors over various periods. The Independent Directors noted that in addition to the information received for the Meeting, the Independent Directors also receive detailed performance information for the Company at each regular meeting of the Board during the year. The Independent Directors considered the investment performance of one other closed-end investment company managed by the Adviser, but noted that it is not directly comparable. The Independent Directors did not consider the performance of other accounts of the Adviser because there were no accounts similar enough to be relevant for performance purposes.

KAYNE ANDERSON MLP/MIDSTREAM INVESTMENT COMPANY

INVESTMENT MANAGEMENT AGREEMENT APPROVAL DISCLOSURE

(UNAUDITED)

The reasonability of the management fee and fall-out benefits

The Independent Directors considered the Company’s management fee under the Agreement in comparison to the management fees of funds within the Company’s peer group. The Independent Directors also considered the greater risks and burdens associated with managing the Company compared to private funds and separate accounts. The Adviser’s successful handling of past and recent market downturns and management of related leverage and distribution challenges, the administrative burden resulting from the Company’s tax complexities, the Company’s participation in private investments, particularly “PIPE” transactions, the Adviser’s long standing relationships with management teams in the energy sector, and the Adviser’s track record for successful pricing and timing strategies related to capital raising for the Company were also noted by the Independent Directors as relevant considerations in evaluating the reasonableness of the management fee rate. The Independent Directors also discussed and are comfortable with the different contractual fee rates for the Company and one other closed-end company managed by the Adviser given differences in strategies and investments, and the relatively stronger and deeper management expertise and resources of the Adviser. Based on those comparisons, the Independent Directors concluded that the management fee for the Company remains reasonable.

The extent to which economies of scale would be realized as the Company grows and whether fee levels reflect these economies of scale for the benefit of stockholders

The Independent Directors considered economies of scale that are being enjoyed by stockholders of the Company. In this regard, they noted the Adviser’s efforts to manage operating expenses, including significant declines in operating expenses over various periods since inception. They noted that the Adviser had successfully managed to keep the Company’s operating expenses flat compared to their 2016 levels. They further noted that the Adviser had added professionals to its already robust and high-quality investment team, which also represented a sharing of those economies of scale. The Independent Directors also considered further possible economies of scale that the Adviser could achieve in its management of the Company. They considered the information provided by the Adviser relating to the Company’s operating expenses and information comparing the fee rate charged by the Adviser with fee rates charged by other unaffiliated investment advisers to their investment company clients. They also noted that beginning on October 1, 2012 with respect to the Company, the Adviser agreed to a breakpoint under the existing fee structure through an annual fee waiver agreement, and that the Adviser agreed to additional breakpoints that became effective December 11, 2014 and then further lowered those breakpoint levels in connection with the Reorganization effective August 6, 2018. The Independent Directors noted that the lower breakpoints would result in further reduction in the effective average fee rate as the Company grows. The Independent Directors considered that the successful completion of the Reorganization had enabled and would continue to enable the Company to leverage greater economies of scale. The Independent Directors also considered the Adviser’s commitment to retaining and growing its professional staff devoted to the Funds in a competitive environment for investment and compliance professionals, and in light of reduced management revenues from weaker energy markets. The Independent Directors concluded that the fee structure for the Company is reasonable in view of the information provided by the Adviser, including the breakpoints in place for the Company, which represent a sharing of the economies of scale that would result from substantial future growth of the Company. The Independent Directors then noted that they would continue to monitor and review further growth of the Company in order to remain comfortable with the fee structure after any applicable future economies of scale.

KAYNE ANDERSON MLP/MIDSTREAM INVESTMENT COMPANY

INVESTMENT MANAGEMENT AGREEMENT APPROVAL DISCLOSURE

(UNAUDITED)

Conclusion

Based on the review of the Board, including its consideration of each of the factors discussed above and the materials requested from and provided by the Adviser, the Board concluded, in agreement with the recommendation of the Independent Directors, that the Company and its stockholders received reasonable value in return for the management fees and other amounts paid to the Adviser by the Company under the Agreement, that stockholders could expect to receive reasonable value in return for the management fees and other amounts proposed to be paid to the Adviser by the Company under the Agreement and that the approval of the continuation of the Agreement was in the best interests of stockholders of the Company.

KAYNE ANDERSON MLP/MIDSTREAM INVESTMENT COMPANY

ADDITIONAL INFORMATION

(UNAUDITED)

PROXY VOTING AND PORTFOLIO HOLDINGS INFORMATION

The policies and procedures that the Company uses to determine how to vote proxies relating to its portfolio securities are available:

•	without charge, upon request, by calling (877) 657-3863/MLP-FUND;

•	on the Company’s website, www.kaynefunds.com; and

•	on the SEC’s website, www.sec.gov.

Information regarding how the Company voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling (877) 657-3863/MLP-FUND, and on the SEC’s website at www.sec.gov (see Form N-PX).

The Company files a complete schedule of its portfolio holdings for the first and third quarters of each of its fiscal years with the SEC on Form N-PORT and Form N-30B-2. The Company’s Form N-PORT and Form N-30B-2 are available on the SEC’s website at www.sec.gov. The Company also makes its quarterly reports available on its website at www.kaynefunds.com.

REPURCHASE DISCLOSURE

Notice is hereby given in accordance with Section 23(c) of the 1940 Act, that the Company may from time to time purchase shares of its common and preferred stock and its Notes in the open market or in privately negotiated transactions.

KAYNE ANDERSON MLP/MIDSTREAM INVESTMENT COMPANY

PRIVACY POLICY NOTICE

(UNAUDITED)

This Privacy Notice (“Notice”) provides information about the data that is collected, processed, used, transmitted and stored by KA Fund Advisors, LLC and its affiliates (collectively “we,” “Kayne Anderson” or the “Firm”), and Kayne Anderson’s commitment to appropriately using and protecting the data collected.

Generally speaking, Kayne Anderson collects data about you from the following sources:

•	Information we receive about you on applications or other forms;

•	Information you provide to us orally; and

•	Information about your transactions with us, our affiliates or others.

When you use our services, you acknowledge that you have read and understand the contents of this Notice.

Defining Personal Information

Various laws and regulations use different terms and definitions for information about individuals that is personal and should be protected. Some laws and regulations consider only very limited types of information to be protected and private. Others include much broader categories.

At Kayne Anderson, we have chosen to adopt the broader approach to what information must be protected and kept private. In this notice, “Personal Information” (or “PI”) refers to data that could be used, alone or in combination with other data, to identify you as an individual. It can include name, physical address, email address, IP address, date of birth, social security number, passwords, financial information, and more.

What Personal Information Do We Collect?

Kayne Anderson does not collect more information than is needed to conduct its business and satisfy any associated regulatory requirements. The following are examples of the types of personal information that we may collect:

•	Name, address, phone number and email address;

•	Age, date of birth, occupation and marital status;

•	Personal identifier, depending on your country of residence, such as your Social Security Number; and

•	Financial information, including account balances and assets, and, in certain jurisdictions, representations required under applicable law or regulation concerning your financial resources.

How Do We Collect Information?

When Kayne collects data from you directly, we will provide Kayne Anderson’s contact information and Kayne Anderson’s purpose for collecting and processing the data.

Do We Need Consent to Collect Your Data?

By providing your data, you consent to its collection, processing, use, transfer and storage. Your consent can be withdrawn at any time by providing adequate notice (see below) to Kayne Anderson. However, withdrawing your consent may impact your ability to invest in our funds.

KAYNE ANDERSON MLP/MIDSTREAM INVESTMENT COMPANY

PRIVACY POLICY NOTICE

(UNAUDITED)

How Do We Use Personal Information?

We use your personal information for a variety of business purposes, including but not limited to, the following:

•	For our everyday business purposes to administer, facilitate and manage your relationship and/or account(s) with Kayne Anderson.

•	To contact you or your designated representative(s) in connection with your relationship and/or account;

•	To monitor and audit compliance with our internal policies and procedures; and

•	To comply with and enforce applicable legal and regulatory requirements.

If your relationship with Kayne Anderson ends, we will continue to treat your personal information, to the extent we retain it, as described in this Notice.

With Whom Do We Share Personal Information?

Privacy is an integral part of the Firm. We do not disclose your personal information to third parties, except as described in this Notice, and never for compensation. Additionally, we will not share your personal information with third parties without your specific consent or unless Kayne Anderson is required or permitted to by law (such as Regulation S-P) and/or government authorities.

Third parties that we share personal information with are required to maintain the confidentiality of such information and are prohibited from using your personal information for purposes other than those that were specified upon receipt of your data. We enter into contractual agreements with all nonaffiliated third parties that prohibit such third parties from disclosing or using the information other than to carry out the purposes for which we disclose the information.

We will not sell your personal information. If we share your personal information with third parties performing services for us, or acting on our behalf, we will not allow them to use your information for other purposes, and we will contractually require them to protect your information.

What Security Measures Do We Have?

Kayne Anderson restricts access to personal information about you to those employees who need to know that information to provide financial products or services to you. Kayne Anderson has physical, electronic and administrative safeguards in place to help protect data from loss, misuse, unauthorized access, disclosure, alteration, and destruction. This includes a dedicated group of information security personnel that design, implement and monitor our information security program.

Please contact us for a copy of Kayne Anderson’s policies for more information on the Firm’s information security practices and procedures.

How Long Do We Retain Personal Information?

We will retain your personal information for the period necessary to fulfill our services and the purposes outlined in this Notice unless a longer retention period is required by law.

KAYNE ANDERSON MLP/MIDSTREAM INVESTMENT COMPANY

PRIVACY POLICY NOTICE

(UNAUDITED)

How Can You Manage Your Personal Information?

If you would like to request, delete, or update the personal information that you provided us, or exercise any of your data protection rights you may contact us using the contact information below. For your protection, we will need to verify your identity prior to complying with your request. Kayne Anderson does not charge for this service.

Kayne Anderson will make a good faith effort to process your request without undue delay and within the timeframe provided by applicable law. You are also entitled to have Kayne Anderson modify or delete any information that you believe is incorrect or out of date. Kayne Anderson reserves the right to limit or deny access to personal information where providing such information would be unreasonably burdensome or expensive or as otherwise permissible under relevant laws. If Kayne Anderson determines that access cannot be provided in any particular instance, Kayne Anderson will provide the individual requesting access with an explanation of why it has made that determination and a contact point for any further inquiries.

What Rights Do California Clients Have?

Under the CCPA, clients domiciled in California have certain rights with respect to their personal information. In particular, you may have the right to:

•

Request that we disclose, free of charge, the categories and specifics of the PI we collect about you as a California resident (and/or, if applicable, sell or otherwise disclose to a third party for business purposes). Currently, however, Kayne Anderson does not sell personal information.

•	Choose to opt-out of the sale of personal information. Currently, however, Kayne Anderson does not sell personal information.

•

Request that we delete the PI we have collected. Following our verification of the request, we will comply with the request and delete any or all of the PI in our possession that we collected from you and/or any or all such PI in the possession of our service providers, unless otherwise restricted by law or regulation. However, withdrawing your consent for us to collect, process, use, transfer and store your data may impact your ability to invest in our funds.

Non-Discrimination for Exercising Your CCPA Right

We follow the requirements of California Civil Code §1798.125, and will not discriminate against any consumer who exercises the rights under the CCPA. However, withdrawing your consent for us to collect, process, use, transfer and store your data may impact your ability to invest in our funds.

Contact Us

If you have questions, concerns, or suggestions related to our Notice or our privacy practices, contact the Investor Relations Team or Kayne’s Chief Compliance Officer, Michael O’Neil, at:

KA Fund Advisors, LLC

811 Main Street, 14th Floor

Houston, TX 77002

KAYNE ANDERSON MLP/MIDSTREAM INVESTMENT COMPANY

PRIVACY POLICY NOTICE

(UNAUDITED)

Website: https://www.kaynefunds.com/

Email Address: CEF@kaynecapital.com

Toll Free Phone Number: 877-657-3863

Changes to this Privacy Notice

We reserve the right to update this Notice at any time to reflect changes in our policies concerning the collection and use of personal information.

This Privacy Notice was last revised on January 16, 2020.

KAYNE ANDERSON MLP/MIDSTREAM INVESTMENT COMPANY

RESULTS OF ANNUAL MEETING OF STOCKHOLDERS

(UNAUDITED)

On May 7, 2020, the Company held its annual meeting of stockholders where the following matters were approved by stockholders. As of the record date of February 14, 2020 (the “Record Date”), the Company had 126,337,114 outstanding shares of common stock and 13,680,000 outstanding shares of mandatory redeemable preferred stock, each of which was entitled to cast one vote. Represented in person or by proxy at this meeting were a total of 115,375,783 shares of common stock and mandatory redeemable preferred stock, constituting a quorum.

(i)

The election of William R. Cordes and Barry R. Pearl as directors, each to serve for a term of three years until the Company’s 2023 annual meeting of stockholders and until their successors are duly elected and qualified.

(a)

The election of Mr. Cordes required the affirmative vote of the holders of a majority of the Company’s common stock and mandatory redeemable preferred stock outstanding as of the Record Date, voting together as a single class. On this matter, 112,890,837 shares were cast in favor, 1,608,757 shares were cast against and 876,189 shares abstained in the election of Mr. Cordes.

(b)

The election of Mr. Pearl required the affirmative vote of the holders of a majority of the Company’s common stock and mandatory redeemable preferred stock outstanding as of the Record Date, voting together as a single class. On this matter, 112,862,241 shares were cast in favor, 1,667,547 shares were cast against and 845,995 shares abstained in the election of Mr. Pearl.

As a result of the vote on this matter Mr. Cordes and Mr. Pearl were each elected to serve as director of the Company for a three-year term.

(ii)	The ratification of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending November 30, 2020.

Approval of this proposal required the affirmative vote of a majority of the votes cast by the holders of the Company’s common stock and mandatory redeemable preferred stock outstanding as of the Record Date, voting together as a single class. For purposes of the vote on this proposal, abstentions and broker non-votes were not counted as votes cast and had no effect on the result of the vote.

On this matter, 113,987,011 shares were cast in favor, 686,428 shares were cast against, 702,344 shares abstained, and there were no broker non-votes.

As a result of the vote on this matter, the proposal was approved.

Directors and Corporate Officers

James C. Baker	Chairman of the Board of Directors, President and Chief Executive Officer

William H. Shea, Jr.	Lead Independent Director

William R. Cordes	Director

Anne K. Costin	Director

Michael J. Levitt	Director

Barry R. Pearl	Director

Albert L. Richey	Director

William L. Thacker	Director

Terry A. Hart	Chief Financial Officer, Treasurer and Assistant Secretary

Jarvis V. Hollingsworth	Secretary

Michael J. O’Neil	Chief Compliance Officer

J.C. Frey	Executive Vice President

Ron M. Logan, Jr.	Senior Vice President

Jody C. Meraz	Senior Vice President

A. Colby Parker	Vice President and Assistant Treasurer

Ellen B. Wilkirson	Vice President

Investment Adviser KA Fund Advisors, LLC 811 Main Street, 14th Floor Houston, TX 77002	Administrator Ultimus Fund Solutions, LLC 225 Pictoria Drive, Suite 450 Cincinnati, OH 45246

1800 Avenue of the Stars, Third Floor Los Angeles, CA 90067	Stock Transfer Agent and Registrar American Stock Transfer & Trust Company, LLC 6201 15th Avenue Brooklyn, NY 11219 (888) 888-0317

Custodian JPMorgan Chase Bank, N.A. 383 Madison Avenue, Fourth Floor New York, NY 10179	Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP 601 S. Figueroa Street, Suite 900 Los Angeles, CA 90017

Legal Counsel Paul Hastings LLP 101 California Street, Forty-Eighth Floor San Francisco, CA 94111

Please visit us on the web at www.kaynefunds.com or call us toll-free at 1-877-657-3863.

This report, including the financial statements herein, is made available to stockholders of the Company for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Company or of any securities mentioned in this report.

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Please see the schedule of investments contained in the KYN Semi-Annual Report for the six months ended May 31, 2020 included under Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

REGISTRANT PURCHASES OF EQUITY SECURITIES

Period	(a) Total Number of Shares Purchased (1)	(b) Average Price Paid per Share	(c) Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares that May Yet Be Purchased Under the Plans or Programs
December 1-31, 2019	84,552	$13.98	—	Not applicable.
January 1-31, 2020	89,896	$13.14	—	Not applicable.
February 1-29, 2020	—	—	—	Not applicable.
March 1-31, 2020	—	—	—	Not applicable.
April 1-30, 2020	217,024	$5.62	—	Not applicable.
May 1-31, 2020	—	—	—	Not applicable.

Total	391,472	$9.15	—	—

(1)	Specified shares were purchased in the open market pursuant to the terms of the Registrant’s Automatic Dividend Reinvestment Plan, adopted September 27, 2004, and last amended March 12, 2009.

Item 10. Submission of Matters to a Vote of Security Holders.

None.

Item 11. Controls and Procedures.

(a) The Registrant’s principal executive officer and principal financial officer have evaluated the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)), as of a date within 90 days of the filing date of this report and have concluded that the Registrant’s disclosure controls and procedures are effective, as of such date, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

None.

Item 13. Exhibits.

(a)(1) Not applicable to semi-annual reports.

(a)(2) Separate certifications of Principal Executive Officer and Principal Financial Officer of the Registrant pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 attached hereto as EX-99.CERT.

(b)  Certification of Principal Executive Officer and Principal Financial Officer of the Registrant pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto as EX-99.906 CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

KAYNE ANDERSON MLP/MIDSTREAM INVESTMENT COMPANY

Date: July 29, 2020	By:	/s/ JAMES C. BAKER
James C. Baker
Chairman of the Board of Directors, President and Chief Executive Officer

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

Date: July 29, 2020	By:	/s/ JAMES C. BAKER
James C. Baker
Chairman of the Board of Directors, President and Chief Executive Officer

Date: July 29, 2020	By:	/s/ TERRY A. HART
Terry A. Hart
Chief Financial Officer, Treasurer and Assistant Secretary

Exhibit Index

(a)(1) Not applicable to semi-annual reports.

(a)(2) Separate certifications of Principal Executive Officer and Principal Financial Officer of the Registrant pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 attached hereto as EX-99.CERT.

(b) Certification of Principal Executive Officer and Principal Financial Officer of the Registrant pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto as EX-99.906 CERT.